     Registration No. 2-57116

     File No. 811-2668

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

Pre-Effective Amendment No.       [ ]
Post-Effective Amendment No. 54     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

     Amendment No. 42

OPPENHEIMER AMT-FREE MUNICIPALS

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]     immediately upon filing pursuant to paragraph (b)

     [X]     on November 28, 2008 pursuant to paragraph (b)
     [ ]     60 days after filing pursuant to paragraph (a)(1)
     [ ]     on _______________ pursuant to paragraph (a)(1)
     [ ]     75 days after filing pursuant to paragraph (a)(2)
     [ ]     on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer AMT-Free Municipals

Prospectus dated November 28, 2008
Oppenheimer AMT-Free Municipals is a mutual fund. It seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer AMT-Free Municipals

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
11	The Fund's Past Performance
13	Fees and Expenses of the Fund
15	About the Fund's Investments
20	How the Fund is Managed

ABOUT YOUR ACCOUNT
22	About Your Account
23	Choosing a Share Class
28	The Price of Fund Shares
30	How to Buy, Sell and Exchange Shares
42	Dividends, Capital Gains and Taxes
45	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

WHAT DOES THE FUND MAINLY INVEST IN?

What is a Municipal Security? Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities to finance the development of local communities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued.

The Fund invests mainly in municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Most of the securities the Fund buys must be "investment grade" (rated within one of the four highest rating categories of national rating organizations, such as Standard and Poor's Ratings Service ("Standard & Poor's") and Moody's Investor Services Inc. ("Moody's")), although the Fund can invest as much as 25% of its total assets in below investment-grade securities (sometimes called "junk bonds"). As a non-fundamental investment policy, the Fund will not invest in municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) would be subject to the Federal alternative minimum tax on individuals and corporations.
The Fund does not limit its investments to securities of a particular maturity range, and may hold short and long-term securities. However, it generally focuses on longer-term securities with maturities between 5 and 30 years when issued. This portfolio strategy is subject to change. These investments are more fully explained in this prospectus.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers look nationwide for municipal securities, using a variety of factors which may change over time and may vary in particular cases. The portfolio managers focus on:

  Municipal securities that provide high current income,
  A wide range of municipal securities to diversify the portfolio,
  Municipal securities having favorable credit characteristics, and
  Special situations that provide opportunities for value.

The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and state personal income taxes. The Fund does not seek capital gains or growth. The Fund invests in bonds that are exposed to credit and interest rate risks and can invest up to 25% of its total assets in bonds that are rated below investment-grade ("junk bonds"). Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The Manager tries to reduce risks by selecting a wide variety of municipal securities and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The Fund's share prices and yields may change daily based on changes in general bond market movements, changes in values of particular bonds because of events affecting the issuer, or changes in interest rates that can affect bond prices overall.

CREDIT RISK. Municipal securities are subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. The credit quality of many bond issues is evaluated by rating agencies such as Standard & Poor's and Moody's based on an analysis of the ability of the bond issuer to meet all required interest and principal payments. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

If the issuer fails to pay interest or repay principal, the Fund's income might be reduced and the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's or a security's insurer's credit rating, for any reason, can reduce the market value of the issuer's securities.

Special Risks of Below Investment-Grade Securities. Because the Fund can invest as much as 25% of its total assets in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds.

Below investment-grade debt securities may be subject to greater price fluctuations than investment-grade securities and may have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

INTEREST RATE RISK. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise. As a result, the income the Fund earns on its investments, and the Fund's distributions to shareholders, may decline. When prevailing interest rates rise, the values of already-issued municipal securities held by the Fund generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change. The Fund generally focuses on longer-term securities to seek higher income. Therefore, the Fund's share prices may fluctuate more when interest rates change. Additionally, the Fund can buy variable rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds that the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing its income.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

  Tobacco Settlement Revenue Bonds. For purposes of the Fund's industry concentration policy, the Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Because tobacco settlement revenue bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.
The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.

  "Subject to Appropriation" (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation" bonds (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.

Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

TAXABILITY RISK. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Subsequent to the Fund's acquisition of a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

BORROWING AND LEVERAGE. The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund (an investment technique used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Fund's yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan. Using leverage may also make the Fund's share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act.

SPECIAL RISKS OF DERIVATIVE INVESTMENTS. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. The Fund may also use derivatives for hedging purposes. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters. The Fund may invest in inverse floaters to seek greater income and total return. An inverse floater is a derivative instrument, typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

The Fund will not expose more than 20% of its total assets to the effects of leverage from its investments in inverse floaters.

UNUSUAL VOLATILITY AND LACK OF LIQUIDITY IN THE MUNICIPAL BOND MARKETS. Municipal bonds are traded in the "over-the-counter" market among dealers and other large institutional investors. In late 2008, the municipal market entered a period of greater volatility than it had historically experienced. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) was reduced in response to overall economic conditions and credit tightening. During times of reduced market liquidity, the Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. Sales of large blocks of bonds by market participants, such as the Fund, that are seeking liquidity can further reduce bond prices in an illiquid market. The Fund may seek to make sales of large blocks of bonds to meet shareholder redemption requests, or it may be required to raise cash to re-collateralize, unwind or "collapse" trusts that issued inverse floaters to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued, if the remarketing agents for those securities are unable to sell those short-term securities in the marketplace to other buyers (typically tax exempt money market funds). It is not possible to predict whether such cycles of market illiquidity are short-term or may continue over a protracted period of time.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years.

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 4.86% (3 qtr 04) and the lowest return before taxes for a calendar quarter was -5.13% (3 qtr 07). For the period from January 1, 2008 through September 30, 2008 the cumulative return before taxes was -17.09%.

The following table shows the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. After-tax returns are also shown for Class A shares. They are calculated using the highest individual Federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A Shares (inception 10/27/1976)
Return Before Taxes	-13.43%	3.25%	3.50%
Return After Taxes on Distributions	-13.43%	3.25%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	-7.14%	3.60%	3.74%
Class B Shares (inception 03/16/1993)	-14.10%	3.11%	3.53%
Class C Shares (inception 8/29/1995)	-10.61%	3.47%	3.20%
Barclays Capital Municipal Bond Index	3.36%	4.30%	5.18%
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	4.08%	3.03%	2.68%
(reflects no deduction for fees, expenses or taxes)

The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "10 Years" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's shares is compared to the Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the index. The Fund's performance also is compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2008. Expenses may vary in future years.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.41%	0.41%	0.41%
Disribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%
Total Other Expenses	0.99%	1.06%	1.00%
Interest and Related Expenses from Inverse Floaters[4]	0.73%	0.73%	0.73%
Other Expenses	0.26%	0.33%	0.27%
Total Annual Operating Exenses	1.64%	2.47%	2.41%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, interest and fees from borrowings, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended July 31, 2008, the transfer agent's fees exceeded the expense limitation described above by less than 0.01%, for each class.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4. Interest and Related Expenses from Inverse Floaters include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses. Therefore, the Fund's net asset values per share and total returns have not been affected by these additional expenses. Those expenses affected the statement of the Fund's Total Other Expenses and Total Annual Operating Expenses in the table above and the Examples below.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$635	$972	$1,331	$2,341
Class B Shares	$753	$1,079	$1,532	$2,440*
Class C Shares	$347	$760	$1,301	$2,779

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$635	$972	$1,331	$2,341
Class B Shares	$253	$779	$1,332	$2,440*
Class C Shares	$247	$760	$1,301	$2,779

In the first example, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment. Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, "STA Tobacco Bonds" discussed earlier in this prospectus.

The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities, to seek higher income.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy. Examples of these types of municipal securities include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). As discussed above, the Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer.

Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. "Investment grade" securities are those rated within the four highest rating categories of Standard & Poor's, Moody's, Fitch or another nationally recognized statistical rating organization. While securities rated within the fourth highest category by Standard & Poor's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment grade," they have some speculative characteristics. The rating categories are described in Appendix A of the Statement of Additional Information.

Unrated securities also are considered "investment grade" if judged by the Manager to be comparable to rated investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security. However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters and Percentage of LIBOR Notes discussed in this prospectus, are types of variable rate obligations.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may, as discussed above, further increase the volatility of the market value of a PLN or the inverse floater.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

The Fund will not invest more than 15% of its net assets in illiquid securities.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's investment activities and affect its performance.

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate (for example, over 100%). Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. In most cases, however, the Fund does not pay brokerage commissions on debt securities it buys. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than 6 million shareholder accounts as of September 30, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended July 31, 2008, was 0.41% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Fund is available in the Fund's Semi-Annual Report to shareholders for the six-month period ended January 31, 2008.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Fielding has been a Senior Portfolio Manager and Vice President of the Fund since July 2002. Mr. Loughran has been a Senior Portfolio Manager of the Fund since July 2005 and Vice President of the Fund since October 2005. Mr. Cottier has been a Senior Portfolio Manager of the Fund since July 2002 and Vice President of the Fund since October 2005. Mr. Willis has been a Senior Portfolio Manager of the Fund since January 2006 and Vice President of the Fund since October 2005. Messrs. DeMitry and Franz have been Associate Portfolio Managers of the Fund since September 2006. Mr. Camarella has been an Associate Portfolio Manager of the Fund since April 2008.

Mr. Fielding has been a Senior Vice President of the Manager and Chairman of the Rochester Division since January 1996. He is the chief strategist, Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and has been a Portfolio Manager with the Manager since 1999. He was Vice President of the Manager from April 2001 to June 2007. He is a team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer Funds.

Mr. Cottier has been a Vice President of the Manager since 2002. He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer Funds.

Mr. Willis has been a Portfolio Manager since 2003 and an Assistant Vice President of the Manager since July 2005. He is a Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer Funds.

Mr. DeMitry was a research analyst of the Manager from June 2003 to September 2006 and a credit analyst of the Manager from July 2001 to May 2003. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Franz was a research analyst of the Manager from June 2003 to September 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

Mr. Camarella was a research analyst of the Manager from February 2006 to April 2008. Mr. Camarella was a credit analyst of the Manager from June 2003 to January 2006. He is an Associate Portfolio Manager and a trader for the Fund and other Oppenheimer Funds.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 6 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer-term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of shares you or your spouse currently own or purchases you are currently making to the value of your Class A share purchase. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K Plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase. You must notify the Distributor or your financial intermediary of any qualifying 529 plan holdings. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your financial intermediary with a copy of all account statements showing current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans, as described above. To determine which Class A sales charge rate you qualify for on your current purchase, the Distributor or financial intermediary through which you are buying shares will calculate the value of your eligible shares based on the current offering price.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charge Waivers," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity, however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. Redemptions may also be made using the Fund's checkwriting privilege.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 30 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.15% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.15% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 0.90%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "I Want To," click on the link "Access the Tax Center" and under the drop down menu for "Tax Preparation Information," click the link "Municipal Income/Tax Preference Percentage Tables." You'll find a link to the Oppenheimer Municipal Fund AMT Tax Percentages at the end of that page. This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Fund's taxable year beginning August 1, 2008, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that the determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is regularly considered by the United States Congress from time to time, and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Registered Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Class A Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.04	$10.08	$10.16	$9.53	$9.19
Income (loss) from investment operations:
Net investment income	.53[1]	.51[1]	.50[1]	.55[1]	.59
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.03)	.63	.28
Total from investment operations	(1.64)	.44	.47	1.18	.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.48)	(.55)	(.55)	(.53)
Net asset value, end of period	$7.90	$10.04	$10.08	$10.16	$9.53

Total Return, at Net Asset Value[2]	(16.68)%	4.37%	4.78%	12.69%	9.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,605,257	$2,129,928	$1,494,775	$780,571	$568,156
Average net assets (in thousands)	$1,807,703	$1,838,511	$1,147,353	$639,474	$567,291
Ratios to average net assets:[3]
Net investment income	6.05%	4.93%	4.97%	5.56%	6.18%
Expenses excluding interest and fees on short-term floating rate notes issued	0.91%	0.79%	0.87%	0.92%	0.92%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%
Total expenses	1.64%[5]	1.37%[5]	1.49%	1.32%[5]	1.18%[5,6,7]
Portfolio turnover rate	60%	18%	16%	15%	25%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
5. Reduction to custodian expenses less than 0.005%.
6. Voluntary waiver of management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.

Class B Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.17
Income (loss) from investment operations:
Net investment income	.46[1]	.42[1]	.42[1]	.48[1]	.52
Net realized and unrealized gain (loss)	(2.17)	(.06)	(.04)	.63	.27
Total from investment operations	(1.71)	.36	.38	1.11	.79
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.40)	(.47)	(.48)	(.46)
Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.34)%	3.56%	3.87%	11.87%	8.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,642	$54,645	$58,570	$41,867	$47,024
Average net assets (in thousands)	$43,378	$57,919	$50,695	$43,648	$55,864
Ratios to average net assets:[3]
Net investment income	5.21%	4.09%	4.19%	4.83%	5.42%
Expenses excluding interest and fees on short-term floating rate notes issued	1.74%	1.59%	1.68%	1.69%	1.69%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%
Total expenses	2.47%[5]	2.17%[5]	2.30%	2.09%[5]	1.95%[5,6,7]
Portfolio turnover rate	60%	18%	16%	15%	25%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
5. Reduction to custodian expenses less than 0.005%.
6. Voluntary waiver of management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.

Class C Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.16
Income (loss) from investment operations:
Net investment income	.47[1]	.43[1]	.42[1]	.47[1]	.51
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.04)	.64	.29
Total from investment operations	(1.70)	.36	.38	1.11	.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.40)	(.47)	(.48)	(.46)
Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.29)%	3.60%	3.89%	11.87%	8.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$323,411	$416,347	$250,929	$70,807	$27,793
Average net assets (in thousands)	$361,518	$344,756	$159,084	$40,236	$25,810
Ratios to average net assets:[3]
Net investment income	5.30%	4.16%	4.17%	4.70%	5.39%
Expenses excluding interest and fees on short-term floating rate notes issued	1.68%	1.55%	1.62%	1.69%	1.70%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%
Total expenses	2.41%[5]	2.13%[5]	2.24%	2.09%[5]	1.96%[5,6,7]
Portfolio turnover rate	60%	18%	16%	15%	25%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 to the Fund's Financial Statements which are included in the Fund's Statement of Additional Information.
5. Reduction to custodian expenses less than 0.005%.
6. Voluntary waiver of management fees less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following addresses for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-2668 PR0310.001.1108

Oppenheimer AMT-Free Municipals

6803 South Tucson Way, Centennial, Colorado 80112-3925

1.800.CALL OPP (225.5677)

Statement of Additional Information dated November 28, 2008

This Statement of Additional Information (“SAI”) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 28, 2008. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

about the fund

Additional Information About the Fund’s Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund’s investment manager, OppenheimerFunds, Inc., (the “Manager”) may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the special investment techniques and strategies at some times or not at all. The value of those securities held by the Fund, however, may be affected by changes in general interest rates, and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. The Funds’ municipal securities that are held to maturity are redeemable by the security’s issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for investment purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the prospectus under “What Does the Fund Mainly Invest In?” and “About the Fund’s Investments.” Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

■     Municipal Bonds. The Fund has classified long-term municipal securities as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “industrial development” and “private activity” bonds). They may have fixed, variable or floating rates of interest, or may be “zero-coupon” bonds as described below.

Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

■     General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

■     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement, as described below under the section titled “Tobacco Related Bonds”. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

■     Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the rules governing tax-exemption for interest on certain types of municipal securities known as “private activity bonds” (or, “industrial development bonds” as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

     Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally, a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.

     Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

     The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

     Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.

     Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds were held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders. The Fund will not invest in municipal securities that pay interest that would be an item of tax preference under the federal alternative minimum tax.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

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Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

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Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

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Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

•	Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

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Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

■     Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

■     Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be “illiquid” securities. Their purchase by the Fund would be limited as described below in “Illiquid Securities.” From time to time the Manager may invest more than 5% of its net assets in municipal lease obligations. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

•	the frequency of trades and price quotations for such securities;

•	the number of dealers or other potential buyers willing to purchase or sell such securities;

•	the availability of market-makers; and

•	the nature of the trades for such securities.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Tobacco Related Bonds.  The Funds may invest in two types of tobacco related bonds:  (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with R.J. Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA.  The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect a Fund’s net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”).  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

     These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.  Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Funds consider the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although three such challenges (the Grand River and Freedom Holdings cases in federal court in New York and the Xcaliber case in federal court in Louisiana, each of which is discussed below) have survived initial appellate review of motions to dismiss. Moreover, these three cases and the A.B. Coker case in federal court in Louisiana (discussed below) are the only cases challenging the MSA or related legislation that have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation. In Grand River and Freedom Holdings, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court’s interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states’ MSA-related legislation. The Second Circuit’s interpretation appears to conflict with interpretations by other courts which have rejected challenges to the MSA and the states’ MSA-related legislation. Prior district court and appellate decisions in Circuits other than the Second Circuit rejecting such challenges (in the Third, Fourth, Fifth, Sixth, Ninth and Tenth Circuits) have concluded that the MSA and the MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and/or are protected from antitrust challenges based on established antitrust immunity doctrines. In addition, proceedings are pending or on appeal in certain other cases, including two challenged by certain tobacco companies not participating in the MSA in federal court in Louisiana. One case (Xcaliber) alleges, among other things, that the Louisiana MSA-related statute violates the rights of free speech, due process of law and equal protection of the laws guaranteed by the U.S. Constitution and the federal antitrust laws. On March 1, 2006, the U.S. Court of Appeals for the Fifth Circuit vacated the district court’s dismissal of the plaintiffs’ complaint in this case and remanded the case for reconsideration. Following two years of trial motions, the federal district trial was expected to begin in mid-2008. The other case (A.B. Coker) alleges the MSA and Louisiana’s MSA-related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. In late 2006, the federal district court granted in part and denied in part the defendant’s motion to dismiss. The court allowed the case to proceed on claims that the MSA and Louisiana’s related legislation are violations of the Commerce Clause, Due Process Clause and First Amendment of the U.S. Constitution and other federal statutes. A trial date was expected to be set in late 2008.

Such conflicts may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states’ related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states’ MSA-related legislation.

Grand River and Freedom Holdings. Both cases are pending in the U.S. District Court for the Southern District of New York and seek to enjoin the enforcement of states’ MSA-related legislation. The Grand River case is pending against the attorneys general of 30 states. The plaintiffs seek to enjoin the enforcement of the states’ MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims. The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case. These two suits have survived appellate review of motions to dismiss for failure to state a claim upon which relief can be granted and Grand River is in the discovery phase of litigation in preparation for the development of a factual record to support possible findings of fact that may be used by the court in its decision as to the pending claims. The discovery deadline has passed in Freedom Holdings and motions for summary judgment were fully submitted to the court on March 7, 2007, which are pending.

To date, the Second Circuit is the only federal court that has sustained a Commerce Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss. A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court. A Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states’ MSA-related legislation, could potentially lead to invalidation of the MSA and states’ MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund’s outstanding investment.

In addition to the cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states’ MSA-related legislation in California, Louisiana, , Kentucky, Tennessee and Arkansas. The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases. The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

     The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

■     Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor’s"), Moody’s Investors Service, Inc. ("Moody's") and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Standard & Poor’s, Moody’s, or Fitch. change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as an AAA-rated security.

A list of the rating categories of Standard & Poor’s, Moody’s, and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer’s management and regulatory factors affecting the issuer and the particular facility.

Special Risks of Below Investment Grade Securities. Below investment grade securities (often referred to as “junk bonds”) may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund’s policy of preservation of capital, the Fund limits its investments in lower quality securities.

     While securities rated within the category “Baa” by Moody’s or “BBB” by Standard & Poor’s or Fitch are investment grade, they may be subject to special risks and have some speculative characteristics.

In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund’s share prices could be adversely affected. Any income derived from the Fund’s ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

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Borrowing and Leverage.  The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes.  When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When to Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan.  If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

     The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

     The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow.

     The Fund participates in a secured line of credit (the “Line of Credit”) with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which was increased in October 2008 to permit borrowings of up to $3,000,000,000, in the aggregate by the participants.  The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. (“Citicorp”), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders.  To facilitate the lender’s willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

     Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans.  Interest is charged to the Fund, based on its borrowings, at current commercial rates.  The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility.  The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of the strategies and may not use them.

■     Floating Rate and Variable Rate Obligations. Floating or variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap Index or a bank’s prime rate or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated specified market rate but is adjusted automatically at specified intervals of not more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder.

|X|      Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can invest up to 20% of its total assets in inverse floaters, which includes the effects of leverage.

An inverse floater is a derivative instrument typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a “tender option bond” because of the rights the purchaser has to tender the security periodically for repayment of the principal value) and a long-term tax-exempt floating rate security (referred to as a “residual certificate” or “inverse floater”) that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate bond. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bond and certain costs).

The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

■     When-Issued and Delayed Delivery Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

■     Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed-rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Puts and Standby Commitments. The Fund can acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third-party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

■     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. There is no limit on the amount of the Fund’s assets that may be subject to repurchase agreements of seven days or less. They must meet credit requirements set by the Manager from time to time.

Repurchase agreements, considered “loans” under the Investment Company Act of 1940 (the “Investment Company Act”), are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral’s value must equal or exceed the repurchase price to fully collateralize the repayment obligation. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

■     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

     These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the Manager determines the liquidity of certain of the Fund’s investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agreement”) with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments specified in its securities lending procedures. The Fund will be responsible, for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

     The terms of the Fund’s portfolio loans must comply with all applicable regulations and with the Fund’s Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days’ notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund’s investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund upon 30 days’ written notice.

■     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:

•	sell interest rate futures or municipal bond index futures,

•	buy puts on such futures or securities, or

•     write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

•	buy interest rate futures or municipal bond index futures, or

•     buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

■     Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”) and municipal bond indices (these are referred to as “municipal bond index futures”).

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

■     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:

(1)	After the Fund writes a call, not more than 25% of the Fund’s total assets may be subject to calls.

(2)

Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The NASDAQ Stock Market, Inc. or traded in the over-the-counter market.

(3)	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.

(4)	The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

The Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The procedure described above could be affected by the outcome of that evaluation.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.

      Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is neither exercised nor sold (whether or not at a profit) it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

■     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund’s option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund’s securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund’s securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund’s portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then does not invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

■     Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed-rate payments. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party’s damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

■     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the “CFTC”) has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in the Fund’s Prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Manager). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

■     Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowing for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of paying exempt-interest dividends to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund could buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, a Fund may determine or be required to accept equity securities from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security.  Although the Manager will attempt to sell the equity security as soon as reasonably practicable in most cases, depending upon, among other things, the Manager’s valuation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio for limited period of time in order to liquidate the equity securities in a manner that maximizes their value to the Fund.

■     Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.

■     Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

•	short-term municipal securities;

•	obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

•	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;

•	commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and

•	certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund might also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Other Investment Restrictions

■     What Are “Fundamental Policies”? Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•     more than 50% of the outstanding shares.

The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

■	Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

•     The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

•     The Fund cannot invest 25% or more of its total assets in any industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general.

•     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•     The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its portfolio.

■     Does the Fund Have Additional Non-Fundamental Policies?

•     The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities (including repurchase agreements maturing beyond seven (7) days).

•     The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Also, the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment companies for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund must have substantially the same fundamental investment objective, policies and limitations as the Fund.

•     The Fund will not invest in municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) would be subject to the Federal alternative minimum tax on individuals and corporations.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be “diversified” as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Funds’ industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from “tobacco” bonds.  As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

     Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, general appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

     Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

     For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Disclosure of Portfolio Holdings

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in the semi-annual and annual reports to shareholders, or the Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager 's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•	The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund's independent registered public accounting firm,

•	Members of the Fund's Board and the Board's legal counsel,

•	The Fund's custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the fund are not priced by the Fund's regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA") formerly known as the NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Maryland corporation in 1976 but was reorganized as a Massachusetts business trust in February 1987. Prior to October 2003, the Fund’s name was “Oppenheimer Municipal Bond Fund.”

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

During the Fund’s fiscal year ended July 31, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr. and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of AMT Free Municipals, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series
Oppenheimer AMT-Free New York Municipals	Oppenheimer Real Estate Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Select Value Fund
Oppenheimer Global Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Value Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2050 Fund
Oppenheimer Money Market Fund, Inc.	OFI Tremont Core Strategies Hedge Fund
Oppenheimer U.S. Government Trust

In addition to being a Board member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Fielding, Loughran, Cottier, Willis, Murphy, Petersen, Szilagyi, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of October 31, 2008, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2005, Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 68

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2005 Age: 67

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2004 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2002 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Russell S. Reynolds, Jr., Trustee since 1989 Age: 76

Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006 - 2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 - 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2005 Age: 67

Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Director of C-TASC (a privately held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2005 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an annual term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2007
John V. Murphy, Trustee from 2001-2004 and since 2005 and President and Principal Executive Officer since 2001 Age: 59

Chairman, Chief Executive Officer and Director of the Manager since June 2001; President of the Manager (September 2000-February 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Fielding, Loughran, Cottier, Willis,  Stein, Zack, and Edwards  and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Petersen, Vandehey, Legg  and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund Length of Service, Age	Principal Occupation(s) During Past 5 Years
Ronald H. Fielding, Vice President and Senior Portfolio Manager since 2002 Age: 57

Senior Vice President of the Manager and Chairman of the Rochester Division of the Manager since January 1996; Vice President of the Fund since July 2002. Chief Strategist, Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 45

Senior Vice President of the Manager since July 2007; Vice President of the Rochester division of the Manager since January 1996. Vice President of the Fund since October 2005. Team leader, a Senior Portfolio Manager and a trader for the Fund and other Oppenheimer funds. A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Scott S. Cottier, Vice President since October 2005 and Senior Portfolio Manager since 2002 Age: 37

Vice President of the Manager since 2002; Vice President of the Fund since October 2005. Portfolio manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager and trader for the Fund and other Oppenheimer Funds. An officer of 18 portfolios in the OppenheimerFunds complex.

Troy E. Willis, Vice President since October 2005 and Senior Portfolio Manager since 2003 Age: 33

Assistant Vice President of the Manager since July 2005; Senior Portfolio Manager with the Manager since 2003; Vice President of the Fund since October 2005. A corporate attorney for Southern Resource Group (1999-2003). A portfolio manager and officer of 18 portfolios in the OppenheimerFunds complex.

Richard Stein Vice President since 2007 Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2004 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. ) An officer of 101 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 101 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005 and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 101 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 101 portfolios in the OppenheimerFunds complex.

      |X| Remuneration of the Officers and Trustees. The officers and interested Trustees of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended July 31, 2008. The total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee, (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2007.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended July 31, 2008			Year ended December 31, 2007
Brian F. Wruble(3) Chairman of the Board	$6,135 (4)	N/A	$65,868(5)	$335,190 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$4,539	N/A	$26,112(8)	$180,587(9)
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$4,728	N/A	$10,004(10)	$154,368
Robert G. Galli(11)	$5,610	N/A	$137,599(12)	$330,533 (13)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$5,582(14)	N/A	$51,621(15)	$198,211
Mary F. Miller Audit Committee Member and Governance Committee Member	$4,580(16)	N/A	$13,201(15)	$152,698
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$4,838(17)	N/A	$32,741(15)	$171,223
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	$4,580	N/A	$77,288	$153,530
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$4,580 (18)	N/A	$28,814(15)	$150,770
Peter I. Wold Audit Committee Member and Governance Committee Member	$4,580 (19)	N/A	$28,814(15)	$150,770

2

1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

"Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds is being frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $6,135 deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

In lieu of receiving an estimated annual benefit amount of $7,374 for his service as a director or trustee to the Board I Funds, Mr. Wruble elected to have an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $57,619 for estimated annual benefits for serving as a director or trustee of 10 other Oppenheimer funds that are not the Non-Board I Funds. In lieu of receiving that estimated annual benefit, Mr. Wruble has elected to have an actuarially equivalent lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.	This amount represents the estimated benefits that would be payable to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. In lieu of receiving this estimated annual benefit, Mr. Downes has elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	In lieu of receiving an estimated annual benefit for his service as a director or trustee to the Board I Funds, Mr. Fink elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan.

11.	Mr. Galli retired from the Board of the Board I Funds effective September 30, 2008.

12.	In lieu of receiving an estimated annual benefit amount of $62,085 for his service as a director or trustee to the Board I Funds, Mr. Galli elected to receive an actuarially equivalent lump sum payment subsequent to the freezing of the Board I Funds’ retirement plan. The amount set forth in the table above also includes $75,514 for estimated annual benefits for serving as a director or trustee of the Non-Board I Funds. Mr. Galli has elected to receive this annual benefit in an annuity.

13.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

14.	Includes $4,661 deferred by Mr. Griffiths under the Compensation Deferral Plan.

15.	In lieu of receiving an estimated annual benefit for service as a director or trustee to the Board I Funds, this Trustee elected to have an actuarially equivalent lump sum amount contributed to his or her Compensation Deferral Plan account subsequent to the freezing of the Board I Funds’ retirement plan.

16.	Includes $1,912 deferred by Ms. Miller under the Compensation Deferral Plan.

17.	Includes $525 deferred by Mr. Motley under the Compensation Deferral Plan.

18.	Includes $2,290 deferred by Mr. Wikler under the Compensation Deferral Plan.

19.	Includes $4,580 deferred by Mr. Wold under the Compensation Deferral Plan.

     |X| Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

■

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

Major Shareholders. As of October 31, 2008, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were:

Citigroup Global Markets Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 16,185,211.557 Class A shares (representing approximately 8.29% of the Class A shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admn #99012, 4800 Deer Lake Dr. E. Fl 3, Jacksonville, FL 32246-6484, which owned 13,522,784.357 (representing approximately 6.93% of the Class A shares outstanding).

Edward D. Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland HTS, MO 63043-3009, which owned 10,050,434.291 Class A Shares (representing approximately 5.15% of the Class A shares outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admn #97A91, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, which owned 474,707.498 Class B shares (representing approximately 10.75% of the Class B shares then outstanding).

Edward D. Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland HTS, MO 63043-3009, which owned 239,161.498 Class B Shares (representing approximately 5.41% of the Class B shares outstanding).

Citigroup Global Markets Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 234,951.622 Class B shares (representing approximately 5.32% of the Class B shares then outstanding).

MLPF&S for the sole benefit of its customers, Attn: Fund Admn, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, which owned 10,616,959.298 Class C shares (representing approximately 27.11% of the Class C shares then outstanding).

Citigroup Global Markets Inc., Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 4,300,801.709 Class C shares (representing approximately 10.98% of the Class C shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     |X|     Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

•	The Fund evaluates nominees for directors nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•	In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

•	The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund opposes proposals to classify the board of directors.

•	The Fund supports proposals to eliminate cumulative voting.

•	The Fund opposes re-pricing of stock options without shareholder approval.

•

The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677 and (ii) on the SEC's website at www.sec.gov.

|X|     The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-today business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

Fiscal Year ended 7/31:	Management Fees Paid to OppenheimerFunds, Inc.
2006	$6,111,595
2007	$9,211,522
2008	$9,136,200

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund’s right to use the name “Oppenheimer” as part of its name.

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including, Ronald H. Fielding, Daniel G. Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Marcus Franz and Michael Camarella (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

Other Accounts Managed. In addition to managing the Fund’s investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of July 31, 2008:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed[2]	Total Assets in Other Accounts Managed1,[2]
Ronald H. Fielding	17	$30,226,715,121	None	None	None	None
Daniel G. Loughran	17	$30,226,715,121	None	None	None	None
Scott Cottier	17	$30,226,715,121	None	None	None	None
Troy Willis	17	$30,226,715,121	None	None	None	None
Mark DeMitry	17	$30,226,715,121	None	None	None	None
Marcus Franz	17	$30,226,715,121	None	None	None	None
Michael Camarella	17	$30,226,715,121	None	None	None	None

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on the relative investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2008, the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – General Municipal Debt Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	$100,001 - $500,000
Troy Willis	$100,001 - $500,000
Scott Cottier	$10,001 - $50,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers,” as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

            Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.  The Manager’s portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager’s executive officers supervise the allocation of brokerage.

            Most securities purchases made by a Fund are in principal transactions at net prices (i.e., without commissions). Each Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, a Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis.  In that situation, a Fund would incur a brokerage commission.

            Other funds advised by the Manager have investments policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset size and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.

            Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds’ Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect each Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of Fund shares when allocating each Fund’s portfolio transactions, and (2) a Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund and to one or more of the advisory accounts of the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in each Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board of the Funds about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended July 31, 2006, 2007 and 2008, the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

     The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Fiscal Year Ended 7/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2006	$8,096,517	$1,322,955	$1,132,657	$723,315	$1,583,745
2007	$8,173,043	$1,171,717	$1,332,255	$341,516	$1,465,697
2008	$3,869,908	$529,729	$996,575	$129,282	$555,950

1.     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

2.     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Fiscal Year Ended 7/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2006	$35,524	$91,019	$61,957
2007	$102,434	$111,714	$113,269
2008	$404,391	$139,173	$137,920

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Fund makes these payments quarterly, based on an annual rate not to exceed 0.25% of the average annual net assets of Class A shares of the Fund.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

For the fiscal year ended July 31, 2008 payments under the Class A plan totaled $4,377,937, all of which was paid by the Distributor to recipients, and included $114,834 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|X|     Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B and Class C shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those categories of expenses exceed the capped amount, the Distributor bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended July 31, 2008
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$434,350	$339,650	$1,882,026	5.28%
Class C Plan	$3,622,037	$1,111,152	$4,703,268	1.45%
1.	Includes $2,594 paid to an affiliate of the Distributor’s parent company.

2.	Includes $38,655 paid to an affiliate of the Distributor’s parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans " above); and

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies ' variable annuity or variable life insurance products; and

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield (or “distribution yield”),” "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	A decline in the Fund’s net asset value can increase the Fund’s yield;

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield = 2 [(	a-b	+1)[6] -1]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

•

Dividend (or Dristribution) Yield. The Fund may quote a "dividend yield" (or “distribution yield”) for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (on payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

•

Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

The Fund’s Yields for the 30-Day Periods Ended July 31, 2008
Class of Shares	Standardized Yield		Dividend Yield		Tax-Equivalent Yield (35.0% Federal Tax Bracket)
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.29%	6.95%	6.55%	6.24%	11.22%	10.69%
Class B	6.48%	N/A	5.84%	N/A	9.98%	N/A
Class C	6.51%	N/A	5.85%	N/A	10.01%	N/A

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

•

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV	l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions).The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund’s Total Returns for the Periods Ended 7/31/08
Class of Shares	Cumulative Total Returns 10 Years		Average Annual Total Returns
			1-Year		5-Years	10-Years
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	25.95%	32.23%	-20.64%	-16.68%	1.40%	2.39%	2.33%	2.83%
Class B2	26.31%	26.31%	-21.28%	-17.34%	1.25%	1.57%	2.36%	2.36%
Class C3	22.39%	22.39%	-18.08%	-17.29%	1.61%	1.61%	2.04%	2.04%

Average Annual Total Returns for Class A Shares (After Sales Charge) For the Periods Ended 7/31/08
	1-Year	5-Years	10-Years
After Taxes on Distributions	-20.64%	1.40%	2.32%
After Taxes on Distributions and Redemption of Fund Shares	-11.72%	2.09%	2.79%

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among High Yield Municipal Bond funds.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisors regarding the state and local tax consequences of the conversion or exchange of shares.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs;

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

     Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     ■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

■     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

■     Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a Plan at any time. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

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When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

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When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

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If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

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When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

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Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

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With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

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With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

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With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

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When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

|X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

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Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

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Taxation of Fund Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

     Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

     A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

(1)	certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities);

(2)	income from securities loans;

(3)	income or gains from options or futures;

(4)	any net short-term capital gain; and

(5)	any market discount amortization on tax-exempt bonds.

     The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

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Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

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Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

 Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the independent registered public accounting firm for the Fund. KPMG llp audits the Fund's financial statements and performs other related audit and tax services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer AMT-Free Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free Municipals as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado

STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—126.7%
Alabama—0.4%
$30,000	AL 21st Century Authority Tobacco Settlement[1]	5.500%	12/01/2021	$28,423
50,000	AL DCH Health Care Authority (Health Care Facilities)[1]	5.000	06/01/2021	50,339
15,000	AL HFA (Pelican)[1]	6.550	03/20/2030	15,014
1,460,000	AL Space Science Exhibit Finance Authority	6.000	10/01/2025	1,300,334
35,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.625	11/15/2015	35,656
15,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.875	11/15/2024	14,921
160,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125	12/01/2025	154,846
15,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)[1]	5.500	06/01/2022	15,174
90,000	Birmingham, AL Special Care Facilities Financing Authority (Daughters of Charity)[1]	5.000	11/01/2025	90,138
245,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	217,308
185,000	Fayette, AL Waterworks[1]	5.250	10/01/2016	185,786
415,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	411,016
10,000	Jefferson County, AL Sewer[1]	4.500	02/01/2012	7,527
100,000	Jefferson County, AL Sewer[1]	5.000	02/01/2018	74,067
150,000	Jefferson County, AL Sewer[1]	5.000	02/01/2020	110,768
4,060,000	Jefferson County, AL Sewer[1]	5.375	02/01/2027	2,978,457
35,000	Jefferson County, AL Sewer[1]	5.625	02/01/2018	25,936
280,000	Jefferson County, AL Sewer[1]	5.625	02/01/2022	206,410
15,000	Lauderdale County & Florence, AL Health Care Authority (Coffee Health Group)[1]	5.250	07/01/2024	15,218
15,000	Montgomery, AL Special Care Facilities Financing Authority (Baptist Medical Center)[1]	5.375	09/01/2019	15,746
1,500,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.000	06/01/2026	1,274,895

				7,227,979

Alaska—1.9%
10,000	AK HFC[1]	5.200	06/01/2021	10,168
65,000	AK HFC (Veterans Mtg.)	6.150	06/01/2039	65,668
8,000,000	AK HFC, Series A2	5.000	12/01/2033	7,920,160
135,000	AK HFC, Series A	6.000	06/01/2049	136,948
10,000,000	AK HFC, Series C2	5.250	06/01/2032	10,026,150
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150	08/01/2031	648,975
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875	12/01/2027	528,540

Principal
Amount		Coupon	Maturity	Value
Alaska Continued
$500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	6.000%	12/01/2036	$432,395
14,000,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	10,603,880
11,005,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000	06/01/2046	7,798,253

				38,171,137

Arizona—4.6%
1,000,000	Buckeye, AZ Watson Road Community Facilities District	5.750	07/01/2022	901,830
1,900,000	Buckeye, AZ Watson Road Community Facilities District	6.000	07/01/2030	1,640,118
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	164,624
577,950	Central AZ Irrigation & Drain District, Series A	6.000	06/01/2013	578,372
200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	181,884
100,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	89,146
527,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	479,032
595,000	Festival Ranch, AZ Community Facilities District	5.800	07/15/2032	544,407
250,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	214,688
800,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	794,064
1,560,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	1,514,308
2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)[1]	6.625	01/01/2034	1,845,220
500,000	Maricopa County, AZ IDA (Immanuel Campus Care)	8.500	04/20/2041	476,330
1,500,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	1,511,610
785,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	752,823
1,035,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	1,019,630
200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	188,456
497,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	418,370
375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	315,236
980,000	Palm Valley, AZ Community Facility District No. 3	5.800	07/15/2032	874,934
5,535,000	Phoenix, AZ IDA (Christian Care)[1]	5.500	07/01/2035	4,937,995
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	456,795
775,000	Phoenix, AZ IDA (Summit Apartments)[1]	6.550	07/20/2037	800,854
500,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.300	07/01/2031	484,950
1,400,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500	07/01/2023	1,414,070
1,315,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750	07/01/2031	1,325,428
2,050,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,763,472
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	475,980
750,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	698,865
1,025,000	Pima County, AZ IDA (Noah Webster Basic School)[1]	6.125	12/15/2034	988,592
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	484,445

Principal
Amount		Coupon		Maturity	Value
Arizona Continued
$120,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875%		06/01/2033	$103,379
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000		06/01/2036	217,470
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600		07/01/2023	2,529,148
500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670		12/01/2027	441,575
650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750		12/01/2037	551,051
1,000,000	Pima County, AZ IDA (Valley Academy)[1]	6.500		07/01/2038	1,009,750
500,000	Quail Creek, AZ Community Facilities District	5.550		07/15/2030	435,440
23,000,000	Salt Verde, AZ Financial Corp.[2]	5.000		12/01/2037	19,208,335
29,030,000	Salt Verde, AZ Financial Corp.[2]	5.500		12/01/2037	24,726,417
1,000,000	San Luis, AZ Facility Devel. Corp. (Regional Detention Center)	7.000		05/01/2020	903,710
75,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200		07/01/2017	71,963
1,655,000	Tartesso West, AZ Community Facilities District	5.900		07/15/2032	1,497,163
3,000,000	Verrado, AZ Community Facilities District No. 1	5.350		07/15/2031	2,554,980
4,775,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	4,807,852
1,775,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	1,829,049
500,000	Westpark, AZ Community Facilities District	5.250		07/15/2031	419,970

					89,643,780

Arkansas—0.2%
2,550,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)	6.250		02/01/2038	2,251,089
50,000	Hot Springs, AR New Public Hsg. Authority[1]	5.125		02/01/2011	52,370
100,000	Independence County, AR Hydroelectric Power[1]	5.300		05/01/2033	66,843
700,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		11/01/2020	700,154
15,000	University of Arkansas (Phillips College)[1]	5.000		09/01/2017	15,010

					3,085,466

California—11.7%
1,395,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2027	1,176,724
4,505,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2037	3,639,364
2,220,000	Beaumont, CA Financing Authority, Series B	5.875		09/01/2023	2,211,076
18,800,000	CA Access to Loans for Learning Student Loan Corp.[1]	7.000		01/01/2036	18,317,780
16,500,000	CA County Tobacco Securitization Agency	5.714	[3]	06/01/2046	809,325
7,000,000	CA County Tobacco Securitization Agency	6.500	[3]	06/01/2046	343,350
6,000,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	273,660
129,820,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2050	3,910,178
8,725,000	CA County Tobacco Securitization Agency	7.234	[3]	06/01/2033	1,243,836
38,650,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	626,130
8,000,000	CA County Tobacco Securitization Agency	7.750	[3]	06/01/2046	364,880

Principal
Amount		Coupon		Maturity	Value
California Continued
$2,715,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125%		06/01/2038	$2,051,020
4,060,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,067,086
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[3]	06/01/2046	3,916,230
4,335,000	CA Golden State Tobacco Securitization Corp.	5.000		06/01/2036	3,261,524
23,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2033	18,020,960
65,930,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	36,361,054
5,210,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2033	4,082,087
24,650,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	18,197,123
414,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.973	[3]	06/01/2047	18,750,060
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	4,623,300
590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)	5.950		11/15/2039	562,246
2,000,000	Corona-Norco, CA Unified School District Community Facilities District No. 04-1	5.200		09/01/2036	1,734,180
2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2036	1,669,780
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200		09/01/2027	872,280
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250		09/01/2037	1,687,660
970,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250		09/01/2037	557,411
420,000	Hemet, CA Unified School District	5.050		09/01/2026	361,553
60,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.625	[3]	06/01/2036	6,652,800
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	5,434,800
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	[3]	06/01/2057	6,704,576
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	4,695,285
2,345,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.000		09/01/2027	2,228,735
5,175,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14[1]	6.150		09/01/2037	4,936,122
745,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.200		09/01/2037	711,713
1,425,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.200		09/01/2037	1,361,331
1,200,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.125		09/01/2025	1,056,552
1,685,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.200		09/01/2036	1,414,221
1,270,000	Lake Elsinore, CA Special Tax	5.150		09/01/2025	1,158,710
1,195,000	Lake Elsinore, CA Special Tax	5.250		09/01/2030	1,073,265
2,450,000	Lake Elsinore, CA Special Tax	5.250		09/01/2035	2,162,297

Principal
Amount		Coupon		Maturity	Value
California Continued
$2,000,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125%		12/01/2024	$1,642,920
4,175,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)	6.350		11/01/2025	3,177,008
610,000	Menifee, CA Union School District Special Tax	5.000		09/01/2026	521,861
365,000	Menifee, CA Union School District Special Tax Community Facilities District No. 2006-3	5.000		09/01/2037	296,081
2,500,000	Modesto, CA Special Tax Community Facilities District No. 4	5.150		09/01/2036	2,082,125
660,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2027	561,238
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2037	1,013,975
580,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2026	487,403
1,605,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2037	1,273,824
660,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2037	533,181
3,000,000	Redding, CA Electric System COP Linked SAVRS & RIBS[1]	6.368	[5]	07/01/2022	3,539,790
7,000,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise[1]	6.625		03/01/2018	6,965,210
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	623,717
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	1,989,698
5,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,713,600
870,000	Stockton, CA Public Financing Authority, Series A1	5.000		09/01/2023	817,269
2,800,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	2,581,908
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004	5.000		09/01/2037	198,453
2,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	1,389,900
1,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	644,200
100,000	Victor Valley, CA Union High School District	5.050		09/01/2025	88,705
1,160,000	Victor Valley, CA Union High School District	5.100		09/01/2035	962,580
2,025,000	Westside, CA Unified School District Community Facilities District Special Tax No. 2005-2	5.000		09/01/2036	1,647,338

					229,034,248

Colorado—3.4%
500,000	CO Andonea Metropolitan District No. 2	6.125		12/01/2025	426,330
1,000,000	CO Andonea Metropolitan District No. 3	6.250		12/01/2035	825,210
2,800,000	CO Arista Metropolitan District	6.750		12/01/2035	2,499,392
500,000	CO Beacon Point Metropolitan District	6.125		12/01/2025	434,945
4,580,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250		12/01/2032	4,014,645
970,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	957,953
7,200,000	CO Compark Business Campus Metropolitan District[1]	5.600		12/01/2034	6,650,856

Principal
Amount		Coupon		Maturity	Value
Colorado Continued
$500,000	CO Copperleaf Metropolitan District No. 2	5.850%		12/01/2026	$410,935
625,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	493,350
500,000	CO Crystal Crossing Metropolitan District	6.000		12/01/2036	402,765
10,000	CO Deer Creek Metropolitan District[1]	5.000		12/01/2026	10,125
500,000	CO Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy)	6.125		12/15/2035	454,550
5,000,000	CO Educational & Cultural Facilities Authority (Inn at Auraria)	6.000		07/01/2042	3,678,000
10,000	CO Educational & Cultural Facilities Authority (University of Northern Colorado)[1]	5.000		07/01/2031	9,799
500,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	393,175
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	884,070
500,000	CO Fallbrook Metropolitan District	5.625		12/01/2026	420,695
2,435,000	CO Goodman Metropolitan District	12.000		06/01/2019	3,411,727
10,000	CO Health Facilities Authority (Denver Options)	5.375		02/01/2022	8,894
30,000	CO Health Facilities Authority (Denver Options)	5.625		02/01/2032	25,893
30,000	CO Health Facilities Authority (Northern Colorado Medical Center)[1]	6.000		05/15/2020	31,162
500,000	CO Heritage Todd Creek Metropolitan District	5.500		12/01/2037	376,625
500,000	CO High Plains Metropolitan District	6.250		12/01/2035	412,605
500,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	405,430
500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	417,095
1,825,000	CO International Center Metropolitan District No. 3	6.500		12/01/2035	1,499,420
500,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	408,805
625,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	461,994
1,000,000	CO Murphy Creek Metropolitan District No. 3	6.000		12/01/2026	826,270
2,850,000	CO Murphy Creek Metropolitan District No. 3	6.125		12/01/2035	2,287,638
2,670,000	CO North Pines Metropolitan District	6.750		12/01/2036	2,545,338
1,545,000	CO North Range Metropolitan District No. 1	5.000		12/15/2024	1,322,505
1,250,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,165,125
500,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	409,930
125,000	CO Potomac Farms Metropolitan District	0.000	[4]	12/01/2023	103,101
750,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	687,008
500,000	CO Prairie Center Metropolitan District No. 3	5.250		12/15/2021	449,435
815,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	691,112
750,000	CO Regency Metropolitan District	5.750		12/01/2036	582,660
20,000	CO Ridges Metropolitan District Mesa County	6.100		10/15/2013	20,059
1,000,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	749,590
270,000	CO Silver Dollar Metropolitan District	5.100		12/01/2030	219,359
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	388,440

Principal
Amount		Coupon	Maturity	Value
Colorado Continued
$1,000,000	CO Sorrell Ranch Metropolitan District	6.750%	12/15/2036	$776,350
685,000	CO Tallgrass Metropolitan District	5.250	12/01/2037	543,883
540,000	CO Tallyns Reach Metropolitan District No. 3	5.100	12/01/2026	466,133
500,000	CO Traditions Metropolitan District No. 2	5.750	12/01/2036	384,255
1,580,000	CO Wheatlands Metropolitan District	6.000	12/01/2025	1,328,448
500,000	CO Wheatlands Metropolitan District	6.125	12/01/2035	405,585
500,000	CO Wildgrass Metropolitan District	6.200	12/01/2034	447,470
250,000	CO Woodmen Heights Metropolitan District No. 1	6.750	12/01/2020	225,855
4,500,000	CO Woodmen Heights Metropolitan District No. 1	7.000	12/01/2030	3,994,065
10,000,000	Ebert, CO Metropolitan District[1]	5.350	12/01/2037	8,832,300
175,000	Fairplay, CO Sanitation District	5.250	12/15/2031	160,661
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	178,699
1,200,000	Kiowa, CO Water and Sewer	5.500	12/01/2030	1,149,348
3,090,000	Loveland, CO Special Assessment	5.625	07/01/2029	2,720,529
1,000,000	Northwest CO Metropolitan District No. 3	6.125	12/01/2025	868,140
1,875,000	Northwest CO Metropolitan District No. 3	6.250	12/01/2035	1,567,369
30,000	University of Colorado Hospital Authority[1]	5.200	11/15/2017	30,200
20,000	University of Colorado Hospital Authority[1]	5.250	11/15/2022	20,013

				66,973,318

Connecticut—0.7%
75,000	CT Devel. Authority (Church Homes)[1]	5.800	04/01/2021	76,624
1,010,000	CT H&EFA (Bridgeport Hospital)[1]	6.625	07/01/2018	1,014,828
50,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	5.250	07/01/2015	50,106
25,000	CT H&EFA (DKH)[1]	5.375	07/01/2016	25,056
220,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[1]	5.375	07/01/2026	220,279
950,000	CT H&EFA (Hospital for Special Care/HSC Community Services/Foundation of Special Care Obligated Group)[1]	5.250	07/01/2027	893,523
20,000	CT H&EFA (Lawrence & Memorial Hospital)[1]	5.000	07/01/2013	20,036
50,000	CT H&EFA (Middlesex Hospital)[1]	5.125	07/01/2017	50,344
755,000	CT H&EFA (New Britain General Hospital), Series B1	6.000	07/01/2024	765,963
10,000	CT H&EFA (Sacred Heart University)[1]	5.000	07/01/2028	8,953
20,000	CT HFA[1]	5.200	11/15/2021	20,157
60,000	CT HFA[1]	5.600	06/15/2017	60,661
3,000,000	Georgetown, CT Special Taxing District	5.125	10/01/2036	2,266,050
10,150,000	Mashantucket, CT Western Pequot Tribe, Series B1	5.750	09/01/2027	9,024,467

				14,497,047

Principal
Amount		Coupon		Maturity	Value
Delaware—0.4%
$4,000,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450%		07/01/2035	$3,292,440
255,000	DE EDA (General Motors Corp.)[1]	5.600		04/01/2009	247,054
5,000	DE Health Facilities Authority (Bayhealth Medical Center)[1]	5.200		07/01/2029	5,018
1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2025	840,590
630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2030	502,620
2,310,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	1,896,256

					6,783,978

District of Columbia—1.0%
180,000	District of Columbia Hospital (MH/NRH/MEDE/MRI/MLTCC/MCAS Obligated Group)[1]	5.750		08/15/2026	180,261
720,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	715,241
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[3]	06/15/2046	3,267,263
304,205,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.924	[3]	06/15/2046	14,766,111

					18,928,876

Florida—26.7%
885,000	Aberdeen, FL Community Devel. District	5.250		11/01/2015	778,915
1,000,000	Aberdeen, FL Community Devel. District[1]	5.500		05/01/2036	762,610
700,000	Amelia Walk, FL Community Devel. District Special Assessment	5.500		05/01/2037	547,554
2,000,000	Amelia, FL Concourse Community Devel. District	5.750		05/01/2038	1,559,100
14,860,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	13,115,436
1,165,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	902,537
6,750,000	Ave Maria Stewardship, FL Community Devel. District[1]	5.125		05/01/2038	4,992,435
1,530,000	Avelar Creek, FL Community Devel. District	5.375		05/01/2036	1,183,746
435,000	Avignon Villages, FL Community Devel. District[6]	5.300		05/01/2014	277,708
250,000	Avignon Villages, FL Community Devel. District[6]	5.400		05/01/2037	159,423
440,000	Bahia Lakes, FL Community Devel. District	5.450		05/01/2037	338,567
1,620,000	Bainebridge, FL Community Devel. District	5.500		05/01/2038	1,215,535
65,000	Baker County, FL Hospital Authority	5.300		12/01/2023	58,010
7,680,000	Bartram Park, FL Community Devel. District[1]	5.300		05/01/2035	5,858,534
1,865,000	Bay Laurel Center, FL Community Devel. District	5.450		05/01/2037	1,464,286
1,605,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	1,192,467
1,500,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.000		05/01/2038	1,253,970
1,200,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.200		05/01/2038	1,003,536

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$1,775,000	Beacon, FL Tradeport Community Devel. District	7.250%	05/01/2033	$1,787,283
5,990,000	Beacon, FL Tradeport Community Devel. District, Series A1,7	5.625	05/01/2032	5,692,417
115,000	Bluewaters, FL Community Devel. District Special Assessment	6.000	05/01/2035	112,663
2,000,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	1,617,520
100,000	Brevard County, FL Second Guaranteed Entitlement[1]	5.500	11/01/2014	100,255
25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[1]	5.625	04/01/2034	24,191
2,000,000	Callaway, FL Capital Improvement	5.000	08/01/2026	1,679,720
5,615,000	Callaway, FL Capital Improvement[1]	5.250	08/01/2032	4,629,455
5,520,000	Callaway, FL Capital Improvement[1]	5.250	08/01/2037	4,469,268
200,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	5.625	10/01/2027	193,942
195,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	6.000	10/01/2025	195,043
1,345,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	901,661
3,965,000	Century Gardens at Tamiami, FL Community Devel. District (Century Gardens at Tamiami)	6.125	05/01/2012	3,789,668
6,825,000	Century Gardens at Tamiami, FL Community Devel. District (Century Gardens at Tamiami)[1]	6.250	05/01/2037	5,729,519
350,000	Century Gardens, FL Community Devel. District	5.100	05/01/2037	268,594
3,500,000	Chapel Creek, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,550,030
10,000	Charlotte County, FL Utilities[1]	5.000	10/01/2023	9,947
1,500,000	City Center, FL Community Devel. District	6.000	05/01/2038	1,284,330
1,975,000	Clearwater Cay, FL Community Devel. District	5.500	05/01/2037	1,238,207
355,000	Clearwater, FL Hsg. Authority (Hamptons at Clearwater)	5.350	05/01/2024	319,127
3,585,000	Concorde Estates, FL Community Devel. District	5.850	05/01/2035	3,041,622
1,350,000	Connerton West, FL Community Devel. District	5.125	05/01/2016	1,187,487
1,685,000	Copperstone, FL Community Devel. District	5.200	05/01/2038	1,205,247
2,685,000	Cordoba Ranch, FL Community Devel. District Special Assessment	5.550	05/01/2037	2,113,632
450,000	Coronado, FL Community Devel. District	6.000	05/01/2038	375,305
4,395,000	Creekside, FL Community Devel. District	5.200	05/01/2038	3,215,734
400,000	Crestview II, FL Community Devel. District Special Assessment	5.600	05/01/2037	317,260
875,000	Crosscreek, FL Community Devel. District	5.500	05/01/2017	631,768
425,000	Crosscreek, FL Community Devel. District	5.600	05/01/2039	277,716
5,900,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350	05/01/2037	4,503,883
125,000	Dade County, FL Aviation (Miami International Airport)[1]	5.125	10/01/2027	125,531
250,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	251,138
1,495,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	1,452,273
100,000	Dade County, FL Special Obligation[1]	5.000	10/01/2035	97,669

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$10,000	Dania, FL Sales Tax[1]	5.000%	10/01/2025	$10,014
25,000	Destin, FL Community Redevel. Agency (Town Center Area)	5.300	05/01/2027	21,233
1,900,000	Double Branch, FL Special Assessment Community Devel. District	6.700	05/01/2034	1,950,198
1,880,000	Dupree Lakes, FL Community Devel. District	5.375	05/01/2037	1,472,172
1,035,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250	11/01/2015	914,122
10,000	Duval County, FL HFA (CAU Eagles Point North/CAU Cedars Obligated Group)[1]	5.650	07/01/2022	10,039
475,000	East Homestead, FL Community Devel. District	5.000	05/01/2011	453,430
2,445,000	East Homestead, FL Community Devel. District	5.375	05/01/2036	1,977,663
1,365,000	East Homestead, FL Community Devel. District	5.450	11/01/2036	1,116,625
370,000	Easton Park, FL Community Devel. District	5.200	05/01/2037	280,449
500,000	Enclave at Black Point Marina, FL Community Devel. District	5.200	05/01/2014	443,910
250,000	Enclave at Black Point Marina, FL Community Devel. District	5.400	05/01/2037	179,708
50,000	Escambia County, FL Health Facilities Authority (Baptist Manor)[1]	5.125	10/01/2019	48,937
880,000	Fiddler’s Creek, FL Community Devel. District	5.875	05/01/2021	854,577
7,500,000	Fiddler’s Creek, FL Community Devel. District No. 2	6.000	05/01/2038	6,333,450
685,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	627,871
2,550,000	FL Capital Trust Agency (American Opportunity)[1]	5.875	06/01/2038	2,057,340
5,910,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[1]	7.000	07/15/2032	5,933,522
1,875,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	1,881,225
25,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	25,045
240,000	FL Gateway Services Community Devel. District (Sun City Center)	6.500	05/01/2033	244,742
950,000	FL Principal One Community Devel. District	5.650	05/01/2035	887,357
60,000	FL State Board of Education[1]	5.000	06/01/2024	60,088
3,960,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,108,679
2,500,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2015	2,292,075
1,000,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2038	809,750
1,170,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	880,097
5,750,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	5,431,738
10,000,000	Grand Bay at Doral, FL Community Devel. District[1]	6.000	05/01/2017	8,765,600
3,000,000	Grand Bay at Doral, FL Community Devel. District	6.000	05/01/2039	2,309,910
3,625,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	2,781,644
3,820,000	Harrison Ranch, FL Community Devel. District	5.300	05/01/2038	2,847,619
375,000	Hawks Point, FL Community Devel. District	5.300	05/01/2039	271,721
3,895,000	Heritage Bay, FL Community Devel. District	5.500	05/01/2036	3,007,096
950,000	Heritage Harbour South, FL Community Devel. District	6.500	05/01/2034	966,017

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$200,000	Heritage Isles, FL Community Devel. District	7.100%	10/01/2023	$194,646
1,235,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	915,259
10,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	10,272
315,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A6	5.500	05/01/2036	211,541
10,000	Highlands County, FL Health Facilities Authority (Adventist)[1]	5.250	11/15/2028	10,199
1,140,000	Highlands, FL Community Devel. District	5.000	05/01/2011	1,076,810
5,700,000	Highlands, FL Community Devel. District[1]	5.550	05/01/2036	4,406,670
745,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	720,288
25,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.400	10/01/2028	24,786
25,000	Indian River County, FL Water and Sewer[1]	5.250	09/01/2020	25,253
905,000	Indigo, FL Community Devel. District	5.750	05/01/2036	704,271
7,885,000	Island at Doral III, FL Community Devel. District Special Assessment[1]	5.900	05/01/2035	5,827,015
10,000	Jacksonville, FL Electric Authority (Water and Sewer)	5.250	10/01/2039	10,027
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,225
25,000	Jacksonville, FL Sales Tax[1]	5.000	10/01/2030	24,998
4,005,000	K-Bar Ranch, FL Community Devel. District Special Assessment	5.450	05/01/2036	3,076,281
5,710,000	Keys Cove, FL Community Devel. District[1]	5.500	05/01/2036	4,485,491
1,200,000	Lake Ashton II, FL Community Devel. District	5.375	05/01/2036	928,428
240,000	Lake Frances, FL Community Devel. District Special Assessment	5.300	05/01/2037	169,394
75,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2025	75,291
250,000	Lakeside Landings, FL Devel. District	5.500	05/01/2038	184,605
1,000,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.500	05/01/2038	666,160
4,500,000	Lee County, FL IDA (Cypress Cove Healthpark)[1]	6.750	10/01/2032	4,511,070
500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	458,395
500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	399,515
2,110,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,640,166
2,500,000	Madeira, FL Community Devel. District	5.250	11/01/2014	2,200,850
2,500,000	Madeira, FL Community Devel. District	5.450	05/01/2039	1,799,225
530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	485,538
1,775,000	Magnolia Creek, FL Community Devel. District	5.900	05/01/2039	1,411,675
1,480,000	Magnolia West, FL Community Devel. District Special Assessment	5.350	05/01/2037	1,105,945
1,925,000	Marsh Harbor, FL Community Devel. District, Series A	5.450	05/01/2036	1,645,779

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$9,290,000	Meadow Pines, FL Community Devel. District Special Assessment[1]	6.250%	05/01/2034	$8,396,395
1,605,000	Meadow Woods, FL Community Devel. District Special Assessment	6.050	05/01/2035	1,349,837
3,015,000	Mediterranea, FL Community Devel. District Special Assessment[6]	5.600	05/01/2037	1,932,404
2,390,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[1]	6.800	11/15/2031	2,392,032
50,000	Miami, FL Health Facilities Authority (Catholic Health East)[1]	5.250	11/15/2028	49,199
2,470,000	Midtown Miami, FL Community Devel. District Special Assessment	6.500	05/01/2037	2,281,934
90,000	Mira Lago West, FL Community Devel. District	5.375	05/01/2036	71,688
4,260,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	3,887,932
3,500,000	Miromar Lakes, FL Community Devel. District	7.375	05/01/2032	3,398,465
3,930,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,075,225
975,000	Monterra, FL Community Devel. District Special Assessment[6]	5.000	11/01/2010	710,180
1,625,000	Monterra, FL Community Devel. District Special Assessment[6]	5.125	11/01/2014	1,175,298
740,000	Monterra, FL Community Devel. District Special Assessment[6]	5.500	05/01/2036	532,474
9,715,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	7,403,802
11,300,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	8,368,893
160,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.250	10/01/2014	160,326
200,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.500	10/01/2026	200,540
580,000	Naturewalk, FL Community Devel. District	5.300	05/01/2016	508,590
500,000	Naturewalk, FL Community Devel. District	5.500	05/01/2038	378,440
1,000,000	New Port Tampa Bay, FL Community Devel. District	5.300	11/01/2012	651,410
7,310,000	New Port Tampa Bay, FL Community Devel. District[1]	5.875	05/01/2038	4,724,161
1,800,000	Northern Palm Beach, FL Improvement District	5.350	08/01/2041	1,306,746
490,000	Oak Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	431,288
7,725,000	Oakland, FL Charter School[1]	6.950	12/01/2032	7,749,411
1,345,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.250	05/01/2012	1,228,832
500,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.400	05/01/2038	348,340
300,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	8.875	07/01/2021	320,199
800,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	9.000	07/01/2031	846,640
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	209,145
375,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2038	306,671

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$25,000	Orlando & Orange County, FL Expressway Authority[1]	5.000%	07/01/2028	$24,444
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)	7.000	07/01/2036	1,203,313
35,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	32,886
25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	22,252
2,100,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,665,636
1,425,000	Palm Glades, FL Community Devel. District	4.850	05/01/2011	1,349,432
2,510,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	1,926,952
460,000	Palm River, FL Community Devel. District	5.150	05/01/2013	422,137
265,000	Palm River, FL Community Devel. District	5.375	05/01/2036	201,228
4,675,000	Palma Sola Trace, FL Community Devel. District	5.750	05/01/2035	3,862,953
500,000	Parker Road, FL Community Devel. District	5.350	05/01/2015	444,900
500,000	Parker Road, FL Community Devel. District	5.600	05/01/2038	381,010
2,725,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	2,417,320
2,205,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,886,047
1,480,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,088,762
100,000	Pinellas County, FL Educational Facilities Authority (Barry University)[1]	5.375	10/01/2028	94,297
820,000	Pinellas County, FL Educational Facilities Authority (Barry University)[1]	5.875	10/01/2030	821,681
14,710,000	Pinellas County, FL Educational Facilities Authority (Eckerd College)[1]	5.250	10/01/2029	13,081,603
1,500,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,209,225
435,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	369,850
25,000	Port Everglades, FL Authority, Series A1	5.000	09/01/2016	25,120
775,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	653,798
300,000	Portfino Springs, FL Community Devel. District Special Assessment	5.500	05/01/2038	233,124
750,000	Portico, FL Community Devel. District	5.450	05/01/2037	578,550
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment	5.250	05/01/2012	2,509,960
500,000	Portofino Cove, FL Community Devel. District Special Assessment	5.500	05/01/2038	388,540
285,000	Portofino Landings, FL Community Devel. District Special Assessment	5.200	05/01/2017	247,511
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment	5.400	05/01/2038	759,280
8,700,000	Quarry, FL Community Devel. District[1]	5.250	05/01/2016	7,768,926
710,000	Quarry, FL Community Devel. District	5.250	05/01/2036	551,045

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$46,970,000	Quarry, FL Community Devel. District	5.500%	05/01/2036	$36,943,314
11,190,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	9,125,333
1,795,000	Reunion East, FL Community Devel. District	5.800	05/01/2036	1,468,202
6,025,000	Reunion East, FL Community Devel. District, Series A1	7.375	05/01/2033	6,188,458
2,440,000	Reunion West, FL Community Devel. District	6.250	05/01/2036	2,084,443
750,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	579,458
2,500,000	River Glen, FL Community Devel. District Special Assessment	5.450	05/01/2038	1,868,175
1,165,000	Riverwood Estates, FL Community Devel. District Special Assessment[6]	5.350	05/01/2037	720,716
250,000	Rolling Hills, FL Community Devel. District	5.450	05/01/2037	187,413
400,000	Santa Rosa Bay, FL Bridge Authority[1]	6.250	07/01/2028	346,208
16,500,000	Sarasota, FL National Community Devel. District Special Assessment	5.300	05/01/2039	11,955,735
25,000	Seminole County, FL GO1	5.125	04/01/2010	25,054
2,290,000	Shingle Creek, FL Community Devel. District	6.100	05/01/2025	2,066,359
6,350,000	Shingle Creek, FL Community Devel. District[1]	6.125	05/01/2037	5,494,338
2,875,000	Six Mile Creek, FL Community Devel. District	5.875	05/01/2038	2,140,294
1,265,000	Sonoma Bay, FL Community Devel. District, Series A	5.450	05/01/2036	1,081,512
1,770,000	South Bay, FL Community Devel. District	5.125	11/01/2009	1,214,592
2,750,000	South Bay, FL Community Devel. District[6]	5.375	05/01/2013	1,817,283
5,400,000	South Bay, FL Community Devel. District	5.950	05/01/2036	3,492,666
75,000	South Lake County, FL Hospital District (Orlando Regional Healthcare System)[1]	5.800	10/01/2034	75,374
1,280,000	South-Dade, FL Venture Community Devel. District	6.125	05/01/2034	1,276,557
3,000,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	2,703,150
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	307,472
990,000	Stonebrier, FL Community Devel. District	5.500	05/01/2037	761,914
880,000	Stonegate, FL Community Devel. District	6.000	05/01/2024	875,917
995,000	Stonegate, FL Community Devel. District	6.125	05/01/2034	992,323
1,055,000	Stoneybrook, FL South Community Devel. District	5.800	05/01/2039	849,570
730,000	Summerville, FL Community Devel. District	5.500	05/01/2036	533,645
10,000	Sunrise, FL Utility System[1]	5.250	10/01/2019	10,019
2,000,000	Sweetwater Creek, FL Community Devel. District	5.500	05/01/2038	1,455,400
2,535,000	Tern Bay, FL Community Devel. District[6]	5.000	05/01/2015	1,530,633
500,000	Tern Bay, FL Community Devel. District[6]	5.375	05/01/2037	296,510
4,880,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	4,101,445
245,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	180,207

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$9,590,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.800%	05/01/2035	$7,760,228
9,350,000	Two Creeks, FL Community Devel. District[1]	5.250	05/01/2037	6,741,818
25,000	University of South Florida (University Bookstore)[1]	5.900	07/01/2010	25,070
750,000	University Square, FL Community Devel. District	5.875	05/01/2038	652,035
5,830,000	Verandah East, FL Community Devel. District[1]	5.400	05/01/2037	4,513,586
4,535,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,458,981
1,085,000	Verano Center, FL Community Devel. District	5.375	05/01/2037	792,625
9,390,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	7,371,807
1,000,000	Villa Portofino East, FL Community Devel. District	5.200	05/01/2037	717,950
1,755,000	Villa Portofino West, FL Community Devel. District	5.350	05/01/2036	1,344,190
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.350	05/01/2017	2,223,650
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.550	05/01/2039	316,701
900,000	Village, FL Community Devel. District, Series A	6.100	05/01/2034	903,573
710,000	Village, FL Community Devel. District, Series A	6.500	05/01/2033	726,792
1,600,000	Villages of Westport, FL Community Devel. District	5.700	05/01/2035	1,260,976
7,000,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150	05/01/2038	5,205,200
5,100,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	3,928,173
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment	5.125	05/01/2013	1,314,075
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment	5.500	05/01/2037	1,642,451
3,950,000	Watergrass, FL Community Devel. District Special Assessment	4.875	11/01/2010	3,773,277
1,250,000	Watergrass, FL Community Devel. District Special Assessment	5.125	11/01/2014	1,127,263
790,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	598,006
5,815,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500	05/01/2036	4,649,325
975,000	Waterlefe, FL Community Devel. District Golf Course	8.125	10/01/2025	894,036
6,835,000	Waters Edge, FL Community Devel. District[1]	5.300	05/01/2036	5,253,928
890,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	634,953
250,000	Waters Edge, FL Community Devel. District	5.400	05/01/2039	178,703
1,785,000	Waterstone, FL Community Devel. District	5.500	05/01/2018	1,560,590
3,960,000	Wentworth Estates, FL Community Devel. District	5.125	11/01/2012	3,569,900
3,725,000	Wentworth Estates, FL Community Devel. District	5.625	05/01/2037	2,675,481
8,420,000	West Palm Beach, FL Community Redevel. Agency[2]	5.000	03/01/2026	8,322,665
70,000	West Palm Beach, FL Utility System[1]	5.000	10/01/2027	70,000
1,100,000	West Villages, FL Improvement District	5.350	05/01/2015	973,962
4,145,000	West Villages, FL Improvement District	5.500	05/01/2037	3,041,062
3,500,000	West Villages, FL Improvement District	5.500	05/01/2038	2,559,340
7,450,000	West Villages, FL Improvement District[1]	5.800	05/01/2036	5,736,500
5,055,000	Westridge, FL Community Devel. District	5.800	05/01/2037	3,918,232

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$5,925,000	Westside, FL Community Devel. District[1]	5.650%	05/01/2037	$4,607,399
690,000	World Commerce, FL Community Devel. District Special Assessment	5.500	05/01/2038	540,967
5,530,000	World Commerce, FL Community Devel. District Special Assessment[1]	6.125	05/01/2035	4,914,400
2,800,000	World Commerce, FL Community Devel. District Special Assessment	6.500	05/01/2036	2,548,532
2,250,000	Wyld Palms, FL Community Devel. District	5.400	05/01/2015	1,996,965
1,465,000	Wyld Palms, FL Community Devel. District	5.500	05/01/2038	1,092,465
500,000	Zephyr Ridge, FL Community Devel. District[6]	5.250	05/01/2013	329,615
990,000	Zephyr Ridge, FL Community Devel. District[6]	5.625	05/01/2037	636,610

				525,222,230

Georgia—7.4%
13,140,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[2]	5.000	06/15/2037	12,176,247
270,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[1]	5.000	06/15/2037	250,196
12,990,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)[1]	6.000	07/01/2036	10,954,727
2,470,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)	6.250	07/01/2036	2,155,964
15,000	Atlanta, GA HDC (Bedford Tower)[1]	6.250	01/01/2015	15,207
20,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)[1]	5.500	01/01/2034	16,779
10,000	Clark County, GA Hospital Authority (Athens Regional Medical)[1]	5.250	01/01/2029	10,065
50,000	Columbus, GA Building Authority[1]	5.500	04/01/2013	50,620
15,000	Dalton, GA Devel. Authority (Hamilton Health Care System)[1]	5.000	08/15/2028	15,008
30,000	Dalton, GA Devel. Authority (Hamilton Health Care System/Hamilton Medical Center Obligated Group)[1]	5.375	08/15/2016	30,365
20,000	De Kalb County, GA Devel. Authority (General Motors Corp.)[1]	6.000	03/15/2021	14,258
9,330,000	De Kalb County, GA Devel. Authority Public Purpose[1]	5.500	12/10/2023	8,473,319
10,000	De Kalb County, GA Hsg. Authority (Spring Chase Apartments)[1]	5.400	11/01/2030	10,047
3,795,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	4,055,147
5,670,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	6,058,679
100,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.125	10/01/2016	100,189
10,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.375	10/01/2012	10,022
25,000	GA Hsg. & Finance Authority (Hunters Grove)[1]	5.850	01/01/2017	25,164
22,000,000	GA Main Street Natural Gas[2]	5.500	09/15/2026	19,168,248

Principal
Amount		Coupon	Maturity	Value
Georgia Continued
$13,000,000	GA Main Street Natural Gas[2]	5.500%	09/15/2027	$11,218,038
5,000,000	GA Main Street Natural Gas[2]	5.500	09/15/2028	4,282,900
8,565,000	GA Main Street Natural Gas[1]	6.000	07/15/2022	8,048,702
35,000,000	GA Main Street Natural Gas[1]	6.250	07/15/2028	32,660,250
10,000,000	GA Main Street Natural Gas[1]	6.250	07/15/2033	9,066,200
5,000,000	GA Main Street Natural Gas[1]	6.375	07/15/2038	4,575,350
120,000	GA Municipal Electric Authority, Series A1	5.000	11/01/2024	120,151
2,260,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2021	2,183,228
900,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2021	869,427
4,465,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2028	4,313,324
1,770,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2028	1,709,873
3,135,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2029	3,028,504
5,000	Private Colleges & Universities Authority, GA (Mercer University)[1]	5.375	06/01/2031	4,424
500,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	518,530
20,000	Savannah, GA Resource Recovery Devel. Authority[1]	5.100	08/01/2014	20,042
25,000	Smyrna, GA Hospital Authority (Emory-Adventist Hospital)[1]	5.500	08/01/2016	25,058
30,000	Smyrna, GA Hospital Authority (Emory-Adventist Hospital)	5.500	08/01/2026	30,040
40,000	Ware County, GA Hospital Authority (Southeast Health Unit)[1]	6.625	03/01/2017	41,482

				146,305,774

Hawaii—0.3%
4,200,000	HI Dept. of Budget & Finance Special Purpose (Kahala Nui)[1]	8.000	11/15/2033	4,514,958
500,000	HI Dept. of Budget & Finance Special Purpose (Kahala Senior Living Community)	7.875	11/15/2023	541,430
170,000	HI HFDC (Single Family Mtg.)[1]	5.450	07/01/2017	173,750

				5,230,138

Idaho—0.9%
11,520,000	ID Health Facilities Authority (Portneuf Medical Center)[1]	5.000	09/01/2035	10,154,189
65,000	ID Hsg. Agency (Multifamily Hsg.)[1]	6.700	07/01/2024	65,057
15,000	ID Hsg. Agency (Single Family Mtg.)[1]	5.800	07/01/2025	15,011
5,360,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A1	6.000	08/01/2028	4,806,205
2,980,000	Twin Falls, ID Urban Renewal Agency, Series A	5.450	08/01/2022	2,758,407

				17,798,869

Illinois—6.7%
600,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	550,386
1,825,000	Bedford Park, IL Tax	5.125	12/30/2018	1,695,188
355,000	Carol Stream, IL Tax (Geneva Crossing)	5.000	12/30/2021	317,601

Principal
Amount		Coupon	Maturity	Value
Illinois Continued
$20,035,000	Chicago, IL Board of Education[2]	5.000%	12/01/2035	$20,031,092
40,000	Chicago, IL GO	5.125	01/01/2029	40,120
235,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2035	228,279
5,000,000	Chicago, IL O’Hare International Airport (Delta Airlines)	6.450	05/01/2018	3,733,000
5,000,000	Chicago, IL Tax (Pilsen Redevel.)[1]	6.750	06/01/2022	5,209,150
195,000	Chicago, IL Waterworks[1]	5.000	11/01/2025	195,166
20,000	Cook County, IL (Jewish Federation)[1]	6.000	08/15/2022	20,032
2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,613,960
957,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	897,188
270,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	258,252
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	269,779
1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)	5.375	03/01/2016	938,613
1,100,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)	6.000	03/01/2046	904,783
2,500,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)	6.000	03/01/2045	2,058,650
1,500,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)	6.000	03/01/2046	1,233,795
205,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700	07/01/2019	205,910
10,000	IL Devel. Finance Authority (Geneva School District School 304)[1]	6.300	06/01/2010	10,105
145,000	IL Devel. Finance Authority Pollution Control (Central Illinois Public Service Company)	5.700	08/15/2026	145,222
500,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400	03/01/2028	482,870
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,715,462
750,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2027	654,893
750,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2037	622,148
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	1,582,460
500,000	IL Finance Authority (Luther Oaks)	5.700	08/15/2028	437,170
500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	441,265
1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)	5.125	08/15/2028	800,950
1,750,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2027	1,415,155
2,000,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2031	1,548,020
3,495,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2032	2,684,999
15,000,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029	14,200,125

Principal
Amount		Coupon	Maturity	Value
Illinois Continued
$3,000,000	IL Finance Authority Student Hsg. (MJH Education Assistance)[1]	5.125%	06/01/2035	$2,040,510
30,000	IL GO1	5.125	12/01/2010	30,064
15,000	IL GO1	5.125	12/01/2011	15,029
10,600,000	IL Health Facilities Authority (Bromenn Healthcare)[1]	6.250	08/15/2018	10,627,772
5,000,000	IL Health Facilities Authority (Covenant Retirement Communities)[1]	5.625	12/01/2032	4,873,500
60,000	IL Health Facilities Authority (Decatur Memorial Hospital)[1]	5.375	11/15/2021	60,327
60,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	58,920
10,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.000	08/15/2027	10,000
35,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2022	35,045
75,000	IL Health Facilities Authority (Loyola University)[1]	5.000	07/01/2024	75,203
15,000	IL Health Facilities Authority (Northwestern Medical Faculty Foundation)[1]	5.125	11/15/2028	15,041
80,000	IL Health Facilities Authority (Rockford Memorial Hospital/ Rockford Memorial Health Services Corp. Obligated Group)[1]	5.000	08/15/2021	80,077
25,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	5.500	02/15/2016	25,123
85,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	5.750	02/15/2022	85,258
10,500,000	IL Health Facilities Authority (Sinai Health System)[2]	5.100	08/15/2033	10,310,528
100,000	IL Metropolitan Pier & Exposition Authority[1]	5.250	06/15/2012	100,204
810,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	811,871
10,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[2]	5.000	12/15/2028	10,072,450
95,000	Lake County, IL HFC, Series A1	6.700	11/01/2014	95,181
1,805,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	1,624,897
2,725,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,577,278
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)	6.125	03/01/2040	1,228,689
180,000	Markham, IL GO1	5.750	02/01/2028	174,767
1,250,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	1,097,425
495,000	Schaumburg, IL Multifamily Hsg. (Plum Grove)[1]	6.050	02/01/2031	513,548
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	438,060
6,015,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	5,686,942
1,150,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,017,463
30,000	Springfield, IL Water[1]	5.400	03/01/2015	30,222
1,000,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	949,180
1,000,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	847,590

Principal
Amount		Coupon		Maturity	Value
Illinois Continued
$3,998,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450%		03/01/2034	$3,739,849
1,820,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875		03/01/2036	1,631,120
1,734,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)	6.250		03/01/2035	1,596,459

					130,717,380

Indiana—1.2%
4,080,000	Dekalb City, IN Hospital Authority (Dekalb Memorial Hospital)	5.000		08/01/2016	3,754,294
1,600,000	Hamilton County, IN Redevel. District (Thomas Electrics)	5.100		02/01/2031	1,271,024
55,000	IN Devel. Finance Authority (USX Corp.)[1]	5.600		12/01/2032	51,963
330,000	IN Devel. Finance Authority (USX Corp.)[1]	6.150		07/15/2022	330,099
45,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000		01/01/2023	45,020
15,000	IN Health Facility Financing Authority (Deaconess Hospital)[1]	5.500		03/01/2029	15,037
20,000	IN Health Facility Financing Authority (Hancock Memorial Hospital & Health Services)[1]	6.125		08/15/2017	20,065
70,000	IN Health Facility Financing Authority (Kings Daughters Hospital Assoc.)[1]	5.625		08/15/2027	68,835
50,000	IN Municipal Power Agency, Series A1	5.300		01/01/2023	50,011
10,000	Indianapolis, IN Gas Utility (Distribution System)[1]	5.000		08/15/2024	10,000
70,000	Marion County, IN Convention & Recreational Facilities Authority[1]	5.000		06/01/2027	68,988
55,000	Marion County, IN Convention & Recreational Facilities Authority[1]	5.000		06/01/2027	54,205
4,750,000	North Manchester, IN (Estelle Peabody Memorial Home)[1]	7.125		07/01/2022	4,805,148
65,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[1]	5.400		08/01/2017	62,698
2,250,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500		07/01/2022	2,138,355
240,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	6.000		05/15/2038	209,429
100,000	St. Joseph County, IN Economic Devel. (Madison Center)[1]	5.500		02/15/2021	99,283
13,000,000	St. Joseph County, IN Hospital Authority[2]	2.663	[5]	08/15/2046	9,750,014

					22,804,468

Iowa—2.2%
400,000	Bremer County, IA Retirement Facilities (Bartels Lutheran)	5.125		11/15/2020	356,860
700,000	Bremer County, IA Retirement Facilities (Bartels Lutheran)	5.375		11/15/2027	604,870
1,000,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	836,480
25,000	Hills, IA (Mercy Hospital)[1]	5.000		08/15/2028	25,019
750,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	692,423

Principal
Amount		Coupon	Maturity	Value
Iowa Continued
$400,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900%	12/01/2028	$359,352
50,000	IA Finance Authority Health Care Facilities (Genesis Medical Center)[1]	5.200	07/01/2017	50,094
500,000	IA Finance Authority Retirement Community (Friendship Haven)	5.750	11/15/2019	479,135
1,000,000	IA Finance Authority Retirement Community (Friendship Haven)	6.000	11/15/2024	958,320
900,000	IA Finance Authority Retirement Community (Friendship Haven)	6.125	11/15/2032	836,406
350,000	IA Finance Authority Senior Hsg. (Bethany Manor)	5.450	11/01/2026	300,654
500,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	444,540
46,257,219	IA Tobacco Settlement Authority (TASC)[2]	5.625	06/01/2046	36,488,478
405,000	Iowa City, IA Sewer[1]	5.500	07/01/2022	405,697
30,000	Iowa City, IA Sewer[1]	5.750	07/01/2021	30,073

				42,868,401

Kansas—0.2%
1,605,000	Hays, KS Sales Tax	6.000	01/01/2025	1,563,270
95,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.100	03/01/2023	95,096
50,000	Labette County, KS Hospital Revenue	5.750	09/01/2029	46,346
735,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	704,542
2,485,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,125,818

				4,535,072

Kentucky—0.0%
30,000	Jefferson County, KY Health Facilities (Alliant Health System)[1]	5.125	10/01/2027	30,070
75,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	75,482
970,000	Kenton County, KY Airport (Delta Airlines)[6,8,9]	8.000	12/01/2015	8,730
5,000	KY EDFA (Pikeville Medical Center)[1]	5.700	02/01/2028	5,049
215,000	KY EDFA (St. Claire Medical Center)[1]	5.625	09/01/2021	215,404
80,000	KY Hsg. Corp.[1]	5.200	07/01/2022	81,418
15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	14,676

				430,829

Louisiana—1.9%
10,000	Calcasieu Parish, LA Industrial Devel. Board Pollution Control (Entergy Gulf States)[1]	5.450	07/01/2010	10,020
60,000	Epps, LA COP	8.000	06/01/2018	58,009
22,975,000	Jefferson Parish, LA Finance Authority (Single Family Mtg.)[2]	5.250	12/01/2032	23,521,365

Principal
Amount		Coupon	Maturity	Value
Louisiana Continued
$2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250%	09/01/2018	$907,800
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	15,643
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	1,393,309
1,000,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	971,740
1,750,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2027	1,646,803
3,925,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2035	3,572,143
765,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	7.500	09/01/2016	766,920
1,355,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,297,927
25,000	LA Public Facilities Authority (Dillard University)[1]	5.300	08/01/2026	25,387
45,000	LA Public Facilities Authority (Touro Infirmary)[1]	5.500	08/15/2019	42,922
2,500,000	Lakeshore Villages, LA Master Community Devel. District	5.250	07/01/2017	2,237,125
75,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2027	68,880
135,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.500	07/15/2018	135,050
290,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.600	07/15/2025	290,629
40,000	Orleans Parish, LA Parishwide School District[1]	5.125	09/01/2018	40,024
20,000	Orleans Parish, LA Parishwide School District[1]	5.375	09/01/2021	20,010
25,000	Orleans Parish, LA School Board	5.300	09/01/2013	25,025
170,000	Orleans Parish, LA School Board	5.375	09/01/2018	170,077
300,000	Pointe Coupee Parish, LA Pollution Control (Gulf State Utilities Company)[1]	6.700	03/01/2013	299,982
500,000	St. Tammany Parish, LA Hospital Service District (St. Tammany Parish Hospital)	5.000	07/01/2022	459,890
25,000	Terrebonne Parish, LA Hospital Service District No. 1 (Terrebonne General Medical Center)[1]	5.375	04/01/2028	25,162
175,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[8]	7.000	11/01/2015	175,865

				38,177,707

Maryland—0.5%
10,000	Baltimore, MD Wastewater	5.125	07/01/2042	9,950
250,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	259,740
25,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	23,495
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	35,142
4,900,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	3,897,950

Principal
Amount		Coupon	Maturity	Value
Maryland Continued
$620,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	5.750%	06/01/2029	$597,017
520,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	510,338
50,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	45,634
2,000,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625	10/01/2023	1,752,920
65,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)	6.000	07/01/2033	59,409
625,000	MD H&HEFA (Edenwald)	5.200	01/01/2024	571,313
200,000	MD H&HEFA (Edenwald)	5.400	01/01/2031	177,982
200,000	MD H&HEFA (Edenwald)	5.400	01/01/2037	174,072
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	65,131
20,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	19,418
1,000,000	Prince Georges County, MD Special District (Victoria Falls)	5.250	07/01/2035	803,960
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250	01/01/2037	577,350

				9,580,821

Massachusetts—0.8%
60,000	Boston, MA Industrial Devel. Financing Authority (Boston Alzheimer’s Center)[1]	5.900	02/01/2022	60,583
100,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	92,475
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	223,007
50,000	MA Devel. Finance Agency (Northern Berkshire Community Services)	6.250	08/15/2029	48,465
350,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	288,568
3,325,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)	5.125	06/01/2031	2,678,653
25,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	25,036
12,040,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2025	10,613,501
1,400,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	1,402,646
200,000	MA H&EFA (Schepens Eye Research Institute)	6.500	07/01/2028	189,636
60,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	51,731
270,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	271,590
20,000	MA Turnpike Authority, Series A	5.000	01/01/2039	19,214
100,000	MA Turnpike Authority, Series B1	5.125	01/01/2023	100,703

				16,065,808

Michigan—0.9%
30,000	Clare County, MI Sewer Disposal System	5.850	11/01/2021	30,992
10,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	8,660
200,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	184,238
130,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	108,393
2,350,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	1,810,840
1,000,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	754,630

Principal
Amount		Coupon	Maturity	Value
Michigan Continued
$500,000	Grand Traverse Academy, MI Public School Academy	5.000%	11/01/2022	$429,065
50,000	Howell, MI Public Schools[1]	5.000	05/01/2025	50,602
5,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	5,059
2,175,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2027	1,945,886
10,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000	08/15/2018	10,116
75,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000	08/15/2031	74,693
25,000	MI Hospital Finance Authority (Pontiac Osteopathic Hospital)[1]	6.000	02/01/2014	25,018
265,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500	07/01/2015	265,607
10,000	MI Hospital Finance Authority (Sisters of Mercy Health System)[1]	5.250	08/15/2021	10,014
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000	04/15/2018	15,303
2,325,000	MI Job Devel. Authority Pollution Control (General Motors Corp.)[1]	5.550	04/01/2009	2,252,553
340,000	MI John Tolfree Health System Corp.[1]	6.000	09/15/2023	328,991
150,000	MI Public Educational Facilities Authority (Black River School)	5.800	09/01/2030	137,198
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,073,861
7,201,527	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	6,468,700
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[1]	5.500	06/01/2035	191,268
120,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600	06/01/2022	123,282
40,000	Northern MI University[1]	5.000	12/01/2025	40,178
15,000	Oakland County, MI Sewer Disposal (White Lake Township)[1]	6.000	05/01/2013	15,217
450,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	392,499
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	1,174,626
405,000	Pontiac, MI Tax Increment Finance Authority	6.250	06/01/2022	347,040
40,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2031	40,080
10,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2035	9,985
100,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	100,212
				18,424,806

Principal
Amount		Coupon	Maturity	Value
Minnesota—0.7%
$885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375%	02/15/2032	$734,789
600,000	Cottage Grove, MN Senior Hsg.	6.000	12/01/2046	562,152
750,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	697,193
1,000,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	930,660
250,000	Pine City, MN Health Care & Hsg. (North Branch)	6.000	10/20/2036	227,185
400,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	361,228
1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	1,303,838
250,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	232,513
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	1,321,860
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	293,361
6,976,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	7,162,748
520,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	472,961

				14,300,488

Mississippi—0.1%
80,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	79,693
35,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	35,105
60,000	Lowndes County, MS Solid Waste Disposal & Pollution Control (Weyerhaeuser Company)[1]	6.800	04/01/2022	62,296
5,145,000	MS Home Corp. (Valley State Student Hsg.)	5.500	12/01/2035	1,728,720

				1,905,814

Missouri—4.2%
95,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.650	03/01/2021	90,356
15,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.750	03/01/2031	13,793
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	187,882
310,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2013	306,491
400,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2014	392,344
250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	218,888
900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	820,152
365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	373,859
2,260,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	2,050,272
8,000,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	7,269,600

Principal
Amount		Coupon		Maturity	Value
Missouri Continued
$675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875%		12/01/2031	$486,034
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	373,480
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	359,836
250,000	Cottleville, MO COP[8]	5.100		08/01/2023	235,250
300,000	Cottleville, MO COP[8]	5.125		08/01/2026	275,676
990,000	Hawk Ridge, MO Transportation Devel. District	4.650		02/01/2017	906,652
3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000		02/01/2030	3,070,426
13,500,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[1]	7.200		05/01/2033	13,882,860
2,575,000	Independence, MO 39th Street Transportation	6.875		09/01/2032	2,556,821
20,000	Kansas City, MO Airport[1]	5.500		09/01/2014	20,265
1,285,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150		06/01/2016	1,232,983
1,250,000	Kansas City, MO Tax Increment (Briarcliff West)	5.400		06/01/2024	1,106,700
3,815,000	Kansas City, MO Tax Increment (Southtown)	6.000		03/01/2017	3,836,364
580,000	Lees Summit, MO IDA (Kensington Farms)	5.500		03/01/2021	544,133
250,000	Lees Summit, MO IDA (Kensington Farms)	5.750		03/01/2029	225,858
1,025,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875		10/01/2029	966,934
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750		11/01/2026	1,931,811
15,000	MO Environmental Improvement & Energy Resources Authority[1]	5.550		07/01/2010	15,040
355,000	MO Grindstone Plaza Transportation Devel. District	5.500		10/01/2031	299,155
255,000	MO H&EFA (FHS)[1]	5.500		02/15/2024	255,831
15,000	MO H&EFA (FHS/FNH Obligated Group)[1]	5.375		02/15/2014	15,033
10,000	MO H&EFA (Fontbonne College)	5.200		10/01/2020	9,542
200,000	MO H&EFA (St. Lukes/Shawnee Mission Health System)[1]	5.375		11/15/2026	200,898
10,280,678	MO Hanley/Eager Road Transportation Devel. District, Series A	7.750	[3]	12/01/2023	3,213,843
40,000	MO HDC (Single Family Mtg.)[1]	5.550		03/01/2029	40,898
249,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	187,191
1,675,000	Osage Beach, MO Tax Increment (Prewitts Point)	4.800		05/01/2016	1,566,209
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000		05/01/2023	1,294,200
350,000	Ozark Centre, MO Transportation Devel. District	5.375		09/01/2032	302,953
1,500,000	Raymore, MO Tax Increment	5.375		03/01/2020	1,401,660
2,750,000	Raymore, MO Tax Increment	5.625		03/01/2028	2,449,178
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625		11/01/2025	2,247,325
9,000,000	St. Joseph, MO IDA (Living Community of St. Joseph)[1]	7.000		08/15/2032	8,620,290
1,000,000	St. Joseph, MO IDA, Series B	5.375		11/01/2023	901,470
1,005,000	St. Joseph, MO IDA, Series B	5.500		11/01/2027	897,937

Principal
Amount		Coupon		Maturity	Value
Missouri Continued
$150,000	St. Louis County, MO IDA (Multifamily Hsg.)[1]	5.950%		03/20/2031	$150,704
1,200,000	St. Louis, MO IDA (Southtown Redevel.)	5.125		05/01/2026	1,127,304
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000		08/04/2025	454,122
854,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	800,787
1,896,000	St. Louis, MO Tax Increment (1619 Washington)	5.500		03/09/2027	1,669,656
700,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	609,448
545,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	511,041
806,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	702,026
500,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	435,500
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690		04/21/2029	983,848
375,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	325,871
3,525,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	3,488,763
620,000	Stone Canyon, MO Improvement District (Infrastructure)	5.700		04/01/2022	572,558
320,000	Stone Canyon, MO Improvement District (Infrastructure)	5.750		04/01/2027	284,582
35,000	University of Missouri (System Facilities)[1]	5.000		11/01/2018	35,063
1,000,000	University Place, MO Transportation Devel. District	5.000		03/01/2026	828,100
2,500,000	University Place, MO Transportation Devel. District	5.000		03/01/2032	1,954,075

					82,587,821

Montana—0.1%
1,450,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[4]	09/01/2031	909,426
15,000	MT Board of Hsg., Series A1	5.200		08/01/2029	14,336
375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	349,628

					1,273,390

Nebraska—1.4%
32,600,000	Central Plains, NE Gas Energy[2]	2.477	[5]	12/01/2026	24,409,217
40,000	Douglas County, NE Hospital Authority (Immanuel Medical Center)[1]	5.250		09/01/2021	40,758
450,000	Douglas County, NE Hsg. Authority (Orchard Gardens)	5.150		10/01/2032	399,654
25,000	Grand Island, NE Electric[1]	5.000		08/15/2009	25,062
3,065,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,676,327
40,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)[1]	5.250		11/15/2028	39,022
35,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)[1]	6.375		12/15/2008	35,103

					27,625,143

Principal
Amount		Coupon		Maturity	Value
Nevada—1.7%
$325,000	Clark County, NV Improvement District	5.000%		02/01/2026	$259,301
260,000	Clark County, NV Improvement District	5.050		02/01/2031	197,582
20,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[1]	5.625		01/01/2032	13,102
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	6.850	[3]	01/01/2019	2,045,625
1,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)	7.000		11/15/2034	693,240
1,170,000	Las Vegas, NV Local Improvement Bonds	6.250		06/01/2024	990,136
6,200,000	Las Vegas, NV Paiute Tribe, Series A1	6.625		11/01/2017	6,426,796
1,615,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.875		06/01/2021	1,512,528
9,270,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	6.125		06/01/2031	8,174,193
95,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200		08/01/2016	89,382
135,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250		08/01/2017	125,507
285,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.300		08/01/2018	262,599
650,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	5.850		08/01/2018	629,707
1,055,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2023	986,267
565,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2027	506,398
795,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150		08/01/2037	691,984
3,280,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400		06/01/2020	3,238,213
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700		06/01/2028	7,382,900

					34,225,460

New Hampshire—1.2%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[3]	01/01/2029	73,831
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[3]	01/01/2030	722,632
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B1	6.000	[3]	01/01/2023	188,244
120,000	NH H&EFA (Catholic Medical Center)[1]	6.125		07/01/2032	121,444
4,010,000	NH H&EFA (Franklin Pierce College)[1]	6.050		10/01/2034	3,550,454
1,980,000	NH H&EFA (Portsmouth Christian Academy)	5.750		07/01/2023	1,885,653
6,115,000	NH H&EFA (Portsmouth Christian Academy)[1]	5.850		07/01/2033	5,512,795
4,555,000	NH H&EFA (Southern New Hampshire University)[1]	5.000		01/01/2030	3,823,831
8,410,000	NH H&EFA (Southern New Hampshire University)[1]	5.000		01/01/2036	6,845,992
40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[1]	5.500		07/01/2034	37,236
985,000	NH HE&HFA (Franklin Pierce College)[1]	5.300		10/01/2028	815,117
10,000	NH HE&HFA (St. Anselm College)[1]	5.150		07/01/2029	10,423

					23,587,652

Principal
Amount		Coupon		Maturity	Value
New Jersey—5.0%
$5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300%		07/01/2023	$5,639,565
5,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[7]	6.625		07/01/2038	4,809,600
66,000,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2029	50,917,680
13,320,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	10,935,454
22,275,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	15,973,180
13,740,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	10,599,998

					98,875,477

New Mexico—0.7%
10,000	Albuquerque, NM Airport[1]	5.000		07/01/2019	10,016
35,000	Albuquerque, NM Gross Receipts	5.000		07/01/2021	35,206
1,495,000	Cabezon, NM Public Improvement District	6.300		09/01/2034	1,415,496
7,085,000	Eldorado, NM Area Water and Sanitation District[1]	6.000		02/01/2023	6,632,552
20,000	Farmington, NM Hospital (San Juan Medical Center/Interface, Inc. Obligated Group)[1]	5.000		06/01/2016	20,036
250,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	5.800		04/01/2022	242,640
30,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.375		04/01/2022	30,062
25,000	Hobbs, NM Health Facilities (Evangelical Lutheran Good Samaritan Society)[1]	5.500		05/01/2026	24,999
500,000	Mariposa East, NM Public Improvement District	6.000		09/01/2032	431,545
300,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	276,342
3,380,000	NM Educational Assistance Foundation[1]	5.900		09/01/2031	3,413,293
25,000	NM Finance Authority (Workers Compensation Administration Building)[1]	5.600		09/01/2014	25,060
15,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	5.150		09/01/2028	15,447
25,000	Santa Fe County, NM (El Castillo Retirement Residences)[1]	5.750	[5]	05/15/2028	25,036
5,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500		03/01/2024	4,897
100,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500		03/01/2024	97,947

					12,700,574

New York—0.0%
50,000	NYC GO RIBS	8.343	[10]	08/27/2015	50,273

North Carolina—0.0%
165,000	NC Eastern Municipal Power Agency, Series B1	5.500		01/01/2017	165,096
20,000	NC Eastern Municipal Power Agency, Series B1	6.250		01/01/2023	20,015
20,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800		10/01/2034	19,181
625,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)	5.250		01/01/2032	499,606

					703,898

Principal
Amount		Coupon		Maturity	Value
North Dakota—0.5%
$1,110,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.100%		12/01/2009	$1,113,341
4,455,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.250		12/01/2019	4,466,672
3,990,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.250		12/01/2024	3,999,456
10,000	Grand Forks, ND Sewer[1]	5.850		12/01/2015	10,033
25,000	Parshall, ND Water	5.500		09/01/2024	25,004
10,000	Ward County, ND Health Care Facilities (Trinity Medical Center)[1]	6.000		07/01/2010	10,119
40,000	Williston, ND Water Utility[1]	5.100		05/01/2013	40,041

					9,664,666

Ohio—9.1%
650,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000		12/01/2035	544,122
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	0.000	[4]	06/01/2037	3,118,500
4,885,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	4,355,173
4,730,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	3,915,778
14,570,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	12,602,467
11,275,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	9,160,261
70,620,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	63,020,582
1,063,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[3]	06/01/2047	49,051,434
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[3]	06/01/2052	20,335,910
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	1,875,908
35,000	Clermont County, OH Hospital Facilities (Mercy Health System)[1]	5.625		09/01/2021	35,745
40,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	39,785
220,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[8]	7.000		06/01/2018	222,387
305,000	Cleveland-Cuyahoga County, OH Port Authority (Myers University)	5.600		05/15/2025	293,889
850,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg)	4.800		11/15/2035	678,734
15,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2027	15,135
695,000	Glenwillow Village, OH GO	5.875		12/01/2024	725,309

Principal
Amount		Coupon		Maturity	Value
Ohio Continued
$25,000	Greene County, OH Economic Devel. (YMCA)	6.000%		12/01/2023	$22,273
1,500,000	Greene County, OH University Hsg. (Central State University)	5.625		09/01/2032	1,284,630
1,880,000	Grove City, OH Tax Increment Financing	5.125		12/01/2016	1,769,663
2,500,000	Grove City, OH Tax Increment Financing	5.375		12/01/2031	2,012,800
1,180,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000		12/01/2022	1,047,215
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.500		09/01/2027	15,274
75,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)	6.625		08/15/2030	76,688
10,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/ PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400		12/01/2016	10,058
500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	505,805
1,260,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	1,245,132
655,000	Summit County, OH Port Authority (Twinsburg Township)	5.125		05/15/2025	578,994
110,000	Sylvania, OH Area Joint Recreational District[1]	6.000		12/01/2020	110,307
1,000,000	Toledo-Lucas County, OH Port Authority (Preston)	4.800		11/15/2035	809,500

					179,479,458

Oklahoma—1.4%
4,000,000	Chickasaw Nation, OK Health System[1]	6.250		12/01/2032	4,074,240
15,000	Grady County, OK Industrial Authority (Correctional Facilities)[1]	6.000		11/01/2029	15,090
500,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.800		11/01/2014	337,555
4,000,000	Langston, OK EDA (Langston University)[1]	5.000		05/01/2030	3,437,000
5,575,000	Langston, OK EDA (Langston University)[1]	5.000		05/01/2035	4,671,237
1,870,000	Langston, OK EDA (Langston University)[1]	5.250		05/01/2026	1,724,645
185,000	OK HFA (Single Family Homeownership Loan Program)	5.403	[3]	03/01/2029	61,081
20,000	Texas County, OK Devel Authority Student Hsg. (OPS U-Goodwell)	5.450		11/01/2034	17,381
5,000,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	6.250		06/01/2020	3,953,550
9,070,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	7.350		12/01/2011	8,599,539

					26,891,318

Oregon—0.0%
10,000	Clackamas County, OR Hospital Facility Authority (Legacy Health System)[1]	5.500		02/15/2014	10,401
25,000	Clackamas County, OR Hospital Facility Authority (Williamette Falls Hospital)[1]	6.000		04/01/2019	25,212
10,000	OR GO (Elderly & Disabled Hsg.)[1]	5.500		08/01/2026	10,004
10,000	OR GO (Veterans Welfare)	5.250		10/01/2042	9,802

Principal
Amount		Coupon		Maturity	Value
Oregon Continued
$50,000	OR GO (Veterans Welfare)[1]	6.000%		04/01/2032	$50,659
100,000	OR Health & Science University, Series A1	5.250		07/01/2028	99,993
25,000	OR Hsg. & Community Services Dept. (Single Family Mtg.)[1]	6.400		07/01/2018	25,364

					231,435

Pennsylvania—0.4%
75,000	Blair County, PA IDA (The Village at Penn State Retirement Community)	6.900		01/01/2022	75,947
55,000	Northeastern PA Hospital & Education Authority (WVHCS)[1]	5.250		01/01/2026	55,129
25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500		02/15/2033	21,133
3,800,000	Northumberland County, PA IDA (NHS Youth Services)	7.750		02/15/2029	3,968,530
1,000,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250		01/01/2021	1,023,160
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2023	922,100
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2028	1,312,095

					7,378,094

Rhode Island—0.7%
5,000,000	Central Falls, RI Detention Facility[1]	7.250		07/15/2035	5,027,850
50,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750		07/01/2025	52,265
25,000	Providence, RI Public Building Authority[1]	5.400		12/15/2012	25,249
110,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100		04/01/2026	110,215
40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	41,337
33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	830,960
175,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250		06/01/2042	158,473
211,125,000	RI Tobacco Settlement Financing Corp. (TASC)	6.580	[3]	06/01/2052	6,285,191
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[3]	06/01/2052	215,178
1,500,000	Tiverton, RI Special Obligation Tax (Mount Hope Bay Village)	6.875		05/01/2022	1,553,790

					14,300,508

South Carolina—1.9%
30,000	Charleston County, SC (Care Alliance Health Services)[1]	5.000		08/15/2019	30,749
45,000	Edgefield County, SC Water and Sewer Authority	5.000		01/01/2028	41,526
25,000	Greer, SC Combined Utility System[1]	5.000		09/01/2025	25,067
35,000	Horry County, SC Hospital Facilities (Conway Hospital)[1]	5.000		07/01/2028	35,024
1,460,000	Lancaster County, SC (Edenmoor Improvement District)	5.375		12/01/2016	1,387,394
1,500,000	Lancaster County, SC (Edenmoor Improvement District)	5.750		12/01/2037	1,231,785
2,200,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450		12/01/2037	1,720,092
8,915,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2027	9,047,655
3,370,000	Lee County, SC School Facilities, Series 2007[1]	6.000		12/01/2031	3,376,841

Principal
Amount		Coupon		Maturity	Value
South Carolina Continued
$1,265,000	Newberry County, SC Special Source Revenue (Newberry County Memorial Hospital)[1]	5.250%		12/01/2029	$1,168,721
35,000	Piedmont, SC Municipal Power Agency[1]	5.000		01/01/2018	35,009
15,000	Piedmont, SC Municipal Power Agency[1]	5.000		01/01/2022	14,898
6,000,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[1]	6.200		11/01/2036	5,083,560
600,000	SC Connector 2000 Assoc. Toll Road, Series B1	5.535	[3]	01/01/2020	207,840
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B1	5.781	[3]	01/01/2021	2,072,439
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B1	6.697	[3]	01/01/2026	2,477,071
5,285,000	SC Educational Facilities Authority (Benedict College)[1]	5.600		07/01/2022	5,013,140
2,320,000	SC Educational Facilities Authority (Benedict College)[1]	5.625		07/01/2031	2,054,522
1,000,000	SC Educational Facilities Authority (Southern Wesleyan University)[1]	5.750		03/01/2029	951,910
50,000	SC Hsg. Finance & Devel. Authority, Series A-1[1]	5.300		07/01/2031	50,089
500,000	SC Jobs-EDA (Lutheran Homes)	5.625		05/01/2042	410,810
25,000	SC Public Service Authority[1]	5.000		01/01/2029	25,067
30,000	SC State Budget & Control Board (Harden Street Facilities)[1]	6.000		12/01/2011	30,086
115,000	Spartanburg County, SC Health Services[1]	5.300		04/15/2025	115,335

					36,606,630

South Dakota—0.1%
2,190,000	Mobridge, SD Health Care Facilities (Mobridge Regional Hospital)	5.000		12/01/2022	1,784,587
10,000	SD H&EFA (Prairie Lakes Health Care System)[1]	5.650		04/01/2022	10,022

					1,794,609

Tennessee—0.6%
6,710,000	Chattanooga, TN HE&HFB (Campus Devel. Foundation Phase I)[1]	5.000		10/01/2025	5,748,725
10,000	Jackson, TN Health Educational & Hsg. Facilities Board (Lambuth University)[1]	5.900		09/01/2015	10,028
15,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250		07/01/2028	15,251
15,000	Knox County, TN First Utility District Water & Sewer[1]	5.625		12/01/2019	15,184
5,980,000	Smyrna, TN Hsg. Assoc. (Imperial Garden Apartments)[1]	6.450		10/20/2035	6,313,445

					12,102,633

Texas—14.2%
300,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	6.100		09/01/2015	300,870
130,000	Alice, TX GO1	5.200		02/01/2011	130,268
1,305,000	Anson, TX Education Facilities Corp. Student Hsg. (University of Texas/Waterview Park)	5.100		01/01/2034	992,883
6,285,000	Beasley, TX Higher Education Finance Corp., Series A1	5.125		12/01/2034	5,337,599
10,765,000	Bexar County, TX HFC (American Opportunity Hsg.)[1]	6.750		12/01/2037	9,540,589

Principal
Amount		Coupon		Maturity	Value
Texas Continued
$3,090,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[1]	6.000%		06/01/2021	$2,607,064
6,625,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[1]	6.000		06/01/2031	5,183,930
5,765,000	Bexar County, TX HFC (American Opportunity Hsg.-Waterford/Kingswood)[1]	7.000		12/01/2036	5,914,602
400,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	342,464
40,000	Brazoria County, TX Municipal Utility District No. 18[1]	5.300		09/01/2028	36,948
20,000	Brazos County, TX HFDC (Franciscan Services Corp.)[1]	5.375		01/01/2032	19,189
150,000	Chimney Hill, TX Municipal Utility District[1]	5.500		10/01/2011	150,188
60,000	Collin County, TX HFC (Community College District Foundation)	5.250		06/01/2031	45,959
5,000	Cypress Hill, TX Municipal Utility District No. 1[1]	5.250		09/01/2025	4,873
30,000	Dallas, TX Civic Center (Convention Complex)[1]	5.000		08/15/2028	29,737
25,000	Dallas-Fort Worth, TX International Airport Facility[1]	5.200		01/15/2031	25,014
1,550,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[1]	6.000		11/01/2014	792,779
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250		02/15/2036	651,105
7,650,000	Donna, TX GO1	6.250		02/15/2037	6,989,729
305,000	El Paso County, TX HFC (American Village Communities), Series A1	6.250		12/01/2020	310,222
335,000	El Paso County, TX HFC (El Paso American Hsg. Foundation), Series A1	6.375		12/01/2032	336,280
2,460,000	Folk, TX Avenue South Transportation District	5.625		11/01/2031	1,484,881
200,000	Fort Bend County, TX Municipal Utility District[1]	5.250		09/01/2021	200,264
20,000	Fort Bend, TX Independent School District[1]	5.375		02/15/2024	20,232
1,050,000	Grand Prairie, TX Metropolitan Utility & Reclamation District	6.500		04/01/2012	1,051,071
20,000	Harris County, TX HFDC (Texas Children’s Hospital)[1]	5.250		10/01/2029	20,496
45,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2025	42,315
1,000,000	Hidalgo County, TX Health Services Corp. (Mission Hospital)[1]	5.000		08/15/2022	911,300
65,000	Leander, TX Independent School District	5.457	[3]	08/15/2018	37,622
200,000	Lewisville, TX GO	5.700		09/01/2028	175,466
650,000	Lewisville, TX GO	6.000		10/01/2015	668,785
1,325,000	Lewisville, TX GO	6.000		10/01/2025	1,274,796
5,510,000	Lewisville, TX GO1	6.000		10/01/2034	4,837,449
1,025,000	Lewisville, TX GO	6.125		09/01/2029	1,038,407
2,345,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2022	2,017,849
1,530,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2025	1,284,282
770,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2032	618,995
130,000	Maverick County, TX Public Facility Corp.	6.375		02/01/2029	113,526

Principal
Amount		Coupon		Maturity	Value
Texas Continued
$270,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.375%		01/01/2023	$270,429
580,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.600		01/01/2017	581,328
240,000	Midlothian, TX Devel. Authority Tax Increment	5.125		11/15/2026	204,281
75,000	Mission, TX EDC[1]	6.600		01/01/2020	75,354
15,000	North TX Tollway Authority (Dallas North Tollway System)[1]	5.000		01/01/2023	14,999
245,000	Odessa, TX Junior College District[1]	5.000		12/01/2019	245,059
250,000	Pantego, TX EDC (Sales Tax)[1]	5.850		02/15/2022	251,013
50,000	Port of Corpus Christi, TX (Union Pacific Corp.)[1]	5.350		11/01/2010	50,057
1,680,000	Retama, TX Devel. Corp. (Retama Racetrack)[1]	10.000		12/15/2019	2,355,763
50,000	Richardson, TX Hospital Authority (Baylor/Richardson)[1]	5.625		12/01/2028	46,753
500,000	Ridge Parc, TX Devel. Corp. (Multifamily)[1]	6.100		06/20/2033	530,240
3,695,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)[1]	6.150		08/01/2022	2,988,073
35,000	San Marcos, TX GO1	5.000		08/15/2019	35,062
980,000	Tom Green County, TX HFDC (Shannon Health System/Shannon Medical Center)[1]	6.750		05/15/2021	1,014,966
20,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2025	20,030
25,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2029	24,837
7,000,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750		10/01/2037	6,686,400
15,130,000	TX Affordable Hsg. Corp. (American Opportunity for Hsg.)[1]	5.400		09/01/2022	13,579,175
29,340,000	TX Affordable Hsg. Corp. (American Opportunity for Hsg.)[8]	5.550		03/01/2032	25,759,053
445,000	TX Affordable Hsg. Corp. (Ashton Place & Woodstock Apartments)[1,6]	6.300		08/01/2033	298,996
320,000	TX Affordable Hsg. Corp. (Worthing Oaks Apartments)[1]	6.600		07/20/2037	340,675
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	75,550
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	332,429
35,000	TX GO1	5.375		08/01/2019	35,909
10,000,000	TX Multifamily Housing Options (Affordable Hsg.)[8]	2.608	[5]	01/01/2039	9,334,000
145,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	6.250		12/15/2026	137,564,400
1,990,000	TX Municipal Gas Acquisition & Supply Corp.[8]	3.335	[5]	12/15/2026	1,450,213
545,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[1,6]	6.625		03/01/2020	407,497
3,065,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[1,6]	6.750		03/01/2031	2,276,437
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	609,708
3,000,000	TX Public Finance Authority Charter School Finance Corp. (Idea Academy)[1]	5.000		08/15/2030	2,493,510
6,500,000	TX Public Finance Authority Charter School Finance Corp. (Idea Academy)[1]	5.000		08/15/2037	5,187,715

Principal
Amount		Coupon	Maturity	Value
Texas Continued
$5,600,000	TX Public Finance Authority Charter School Finance Corp. (Kipp)[1]	5.000%	02/15/2036	$4,460,400
4,445,000	Wichita County, TX HFDC (Wichita Falls Retirement Foundation)[1]	6.250	01/01/2028	4,229,195

				279,369,534

U.S. Possessions—0.0%
65,000	Puerto Rico Infrastructure	5.000	07/01/2041	61,493

Utah—0.1%
420,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.650	11/01/2023	420,760
15,000	Sandy City, UT Industrial Devel. (King Properties)[1]	6.125	08/01/2016	15,030
335,000	Utah County, UT Charter School (Lincoln Academy)	5.875	06/15/2037	293,162
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	231,602
1,500,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	1,263,420

				2,223,974

Vermont—0.6%
30,000	VT E&HBFA (Mary Hitchcock Memorial Hospital/Cooley Dickenson Hospital Obligated Group)[1]	5.000	11/15/2022	29,162
600,000	VT EDA (Wake Robin Corp.)	5.250	05/01/2026	517,656
285,000	VT EDA (Wake Robin Corp.)	6.300	03/01/2033	270,773
10,000,000	VT Educational & Health Buildings Financing Agency (Fletcher Allen Health Care)[1]	6.125	12/01/2027	10,156,400
925,187	VT Educational & Health Buildings Financing Agency (Marlboro College)	3.570	04/01/2019	801,499
225,000	VT Student Assistance Corp.[1]	5.000	03/01/2026	222,140

				11,997,630

Virginia—3.0%
345,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	345,531
2,300,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	2,047,207
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	667,821
100,000	Danville, VA IDA Educational Facilities (Averett University)	6.000	03/15/2016	100,894
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	2,247,180
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	581,280
25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[1]	5.300	08/01/2014	22,409
25,000	Hampton Roads, VA Regional Jail Authority[1]	5.000	07/01/2028	24,444
900,000	New Port, VA CDA	5.600	09/01/2036	688,635
4,000,000	Norfolk, VA Water[1]	5.875	11/01/2020	3,993,360

Principal
Amount		Coupon		Maturity	Value
Virginia Continued
$65,000	Norton, VA IDA (Norton Community Hospital)	6.000%		12/01/2022	$65,391
5,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.350		09/01/2028	4,589,050
3,225,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450		09/01/2037	2,908,370
985,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2028	958,710
2,940,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2038	2,833,190
675,000	Suffolk, VA IDA (Lake Prince Center)	5.300		09/01/2031	585,677
3,700,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	3,156,285
2,660,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	2,381,072
25,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	25,565
30,000,000	VA Tobacco Settlement Authority[2]	5.000		06/01/2047	21,215,250
35,170,000	VA Tobacco Settlement Authority	5.670	[3]	06/01/2047	1,684,643
162,770,000	VA Tobacco Settlement Authority	5.770	[3]	06/01/2047	7,262,797
10,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.250		03/01/2019	7,496

					58,392,257

Washington—4.5%
2,330,000	Bremerton, WA Hsg. Authority	5.300		06/01/2026	1,960,113
4,145,000	Bremerton, WA Hsg. Authority	5.500		06/01/2037	3,350,404
125,000	Kitsap County, WA Consolidated Hsg. Authority	5.600		12/01/2028	120,825
20,000	Pierce County, WA Hsg. Authority	5.800		12/01/2023	19,709
100,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[1]	6.700		04/01/2023	94,083
2,460,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700		11/01/2035	2,274,368
50,000	Seattle, WA Municipal Light & Power[1]	5.125		07/01/2022	50,573
165,000	Skagit Valley, WA College	5.625		11/01/2017	165,378
140,000	Skagit Valley, WA College	5.750		11/01/2023	140,371
500,000	Snohomish County, WA Hsg. Authority[1]	6.400		04/01/2026	501,380
500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2028	422,100
1,800,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2034	1,456,272
25,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	6.000		01/01/2028	23,331
3,260,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	6.000		01/01/2034	2,905,051
220,000	Vancouver, WA Hsg. Authority[1]	5.500		03/01/2028	220,062
25,000	WA COP (Dept. of General Administration)[1]	5.300		10/01/2010	25,053

Principal
Amount		Coupon	Maturity	Value
Washington Continued
$500,000	WA COP (Dept. of General Administration)[1]	5.625%	10/01/2020	$501,200
30,000	WA GO1	5.000	01/01/2024	30,131
19,500,000	WA Health Care Facilities Authority	5.500	08/15/2042	17,700,540
20,000	WA Health Care Facilities Authority (Multicare Health System)[1]	5.000	08/15/2022	20,173
17,020,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2025	14,375,359
7,340,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2030	6,199,479
18,500,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2038	15,625,390
10,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2025	8,691
15,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2030	12,613
4,295,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2038	3,537,147
15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[2]	5.250	10/01/2033	15,116,175
15,000	WA Health Care Facilities Authority (Swedish Health System)[1]	5.125	11/15/2022	15,169
90,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.250	12/01/2020	92,108
145,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.375	12/01/2027	130,638
10,000	WA HFC (Gonzaga University)[1]	5.850	07/01/2014	10,062
10,000	WA HFC (Nickerson Area Properties)	5.250	01/01/2023	9,287
45,000	WA HFC (Presbyterian Ministries)	5.450	01/01/2029	39,035
55,000	WA State University (Recreation Center)[1]	5.000	04/01/2032	55,039
195,000	WA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2026	196,018
25,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	24,542

				87,427,869

West Virginia—0.3%
1,000,000	Ohio County, WV Commission Tax Increment (Fort Henry Centre Financing District)	5.850	06/01/2034	980,980
50,000	Pleasants County, WV Pollution Control (Monongahela Power Company)[1]	6.150	05/01/2015	50,147
500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.200	06/01/2025	444,955
1,500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.500	06/01/2033	1,328,805
1,540,000	WV West Liberty State College, Series A1	6.000	06/01/2023	1,540,169
1,695,000	WV West Liberty State College, Series A1	6.125	06/01/2028	1,673,762

				6,018,818

Principal
Amount		Coupon	Maturity	Value
Wisconsin—0.2%
$5,000	Grant County, WI Hsg. Authority (Orchard Manor)[1]	5.250%	07/01/2018	$5,002
1,750,000	Sokaogon, WI Chippewa Community (Gaming)	7.000	01/01/2026	1,536,693
500,000	Waupun, WI Hsg. Authority (Christian Home & Rehabilitation)	5.000	12/01/2029	393,025
10,000	WI GO1	5.350	11/01/2016	10,024
5,000	WI H&EFA (Froedert & Community)[1]	5.375	10/01/2030	5,071
280,000	WI H&EFA (Kenosha Hospital & Medical Center)[1]	5.625	05/15/2029	280,322
185,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500	12/01/2026	186,077
2,140,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	1,881,146
550,000	WI H&EFA (St. Clare Terrance)	5.750	12/01/2036	461,302

				4,758,662

Wyoming—0.0%
645,000	Cheyenne, WY Hsg. Authority (Foxcrest II)	5.400	06/01/2027	599,855

Total Municipal Bonds and Notes (Cost $2,900,500,869)				2,489,643,565

Corporate Bonds and Notes—0.0%
139,547	Delta Air Lines, Inc., Sr. Unsec. Nts.[8] (Cost $138,152)	8.000	12/01/2015	117,569

Total Investments, at Value (Cost $2,900,639,021)—126.7%				2,489,761,134
Liabilities in Excess of Other Assets—(26.7)				(525,450,924)

Net Assets—100.0%				$1,964,310,210

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.

8.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $37,578,743, which represents 1.91% of the Fund’s net assets. See Note 5 of accompanying Notes.

9.	Non-income producing security.

10.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

ADA	Atlanta Devel. Authority
AHF	American Housing Foundation
ARC	Assoc. of Retarded Citizens
BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CAU	Clark Atlanta University
CDA	Communities Devel. Authority
CFGH	Central Florida Group Homes
CHHC	Community Health & Home Care
COP	Certificates of Participation
DKH	Day Kimball Hospital
E&HBFA	Educational Health Buildings Financing Agency
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
FHA	Federal Housing Agency/Authority
FHS	Freeman Health System
FNH	Freeman Neosho Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HNE	Healthnet of New England
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
MCAS	Medlantic Center for Ambulatory Surgery
MEDE	Medlantic Enterprises
MH	Memorial Hospital
MLTCC	Medlantic Long Term Care Corp.
MRI	Medlantic Research Institutes
NRH	National Rehabilitation Hospital
NYC	New York City
OHC	Oakwood Hospital Corp.
OUH	Oakwood United Hospitals
PP	Professionals PRN, Inc.
RIBS	Residual Interest Bonds
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
SAVRS	Select Auction Variable Rate Securities
SSNH	Sunny Slope Nursing Home
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
VC	VinFen Corp.
VCS	VinFen Clinical Services
WVHCS	Wyoming Valley Health Care System
YMCA	Young Men’s Christian Assoc.

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $2,900,639,021)—see accompanying statement of investments	$2,489,761,134

Cash	835,034

Receivables and other assets:
Interest	32,068,809
Investments sold (including $4,805,469 sold on a when-issued or delayed delivery basis)	15,527,865
Shares of beneficial interest sold	4,921,349
Other	202,929

Total assets	2,543,317,120

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	458,163,000
Payable on borrowings (See Note 6)	97,800,000
Investments purchased (including $4,765,900 purchased on a when-issued or delayed delivery basis)	12,338,778
Shares of beneficial interest redeemed	6,578,275
Dividends	2,690,968
Distribution and service plan fees	397,130
Trustees’ compensation	269,766
Interest expense on borrowings	227,361
Shareholder communications	93,638
Transfer and shareholder servicing agent fees	72,485
Other	375,509

Total liabilities	579,006,910

Net Assets	$1,964,310,210

Composition of Net Assets
Par value of shares of beneficial interest	$248,799

Additional paid-in capital	2,499,296,594

Accumulated net investment income	7,589,565

Accumulated net realized loss on investments	(131,946,861)

Net unrealized depreciation on investments	(410,877,887)

Net Assets	$1,964,310,210

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,605,257,030 and 203,162,745 shares of beneficial interest outstanding)	$7.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,642,058 and 4,529,411 shares of beneficial interest outstanding)	$7.87

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $323,411,122 and 41,106,864 shares of beneficial interest outstanding)	$7.87

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$170,171,960

Other income	4,042

Total investment income	170,176,002

Expenses
Management fees	9,136,200

Distribution and service plan fees:
Class A	4,377,937
Class B	434,350
Class C	3,622,037

Transfer and shareholder servicing agent fees:
Class A	666,786
Class B	40,179
Class C	179,910

Shareholder communications:
Class A	209,686
Class B	11,945
Class C	48,240

Interest expense and fees on short-term floating rate notes issued (See Note 1)	16,215,330

Interest expense	3,577,281

Custodian fees and expenses	120,378

Trustees’ compensation	84,266

Other	696,307

Total expenses	39,420,832
Less reduction to custodian expenses	(8,330)

Net expenses	39,412,502

Net Investment Income	130,763,500

Realized and Unrealized Loss
Net realized loss on investments	(129,781,018)

Net change in unrealized depreciation on investments	(420,231,877)

Net Decrease in Net Assets Resulting from Operations	$(419,249,395)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007
Operations
Net investment income	$130,763,500	$107,380,958

Net realized gain (loss)	(129,781,018)	11,126,828

Net change in unrealized appreciation (depreciation)	(420,231,877)	(44,042,527)

Net increase (decrease) in net assets resulting from operations	(419,249,395)	74,465,259

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(101,811,338)	(85,731,981)
Class B	(2,085,822)	(2,258,306)
Class C	(17,699,475)	(13,505,828)

	(121,596,635)	(101,496,115)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(82,512,242)	656,844,967
Class B	(8,360,490)	(3,750,449)
Class C	(4,891,393)	170,582,722

	(95,764,125)	823,677,240

Net Assets
Total increase (decrease)	(636,610,155)	796,646,384

Beginning of period	2,600,920,365	1,804,273,981

End of period (including accumulated net investment income of $7,589,565 and $4,498,217, respectively)	$1,964,310,210	$2,600,920,365

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(419,249,395)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,485,187,114)
Proceeds from disposition of investment securities	1,566,810,990
Short-term investment securities, net	18,142,930
Premium amortization	3,581,243
Discount accretion	(23,827,813)
Net realized loss on investments	129,781,018
Net change in unrealized depreciation on investments	420,231,877
Increase in interest receivable	(1,638,322)
Decrease in receivable for securities sold	9,907,181
Increase in other assets	(135,298)
Decrease in payable for securities purchased	(18,357,047)
Increase in payable for accrued expenses	213,979

Net cash provided by operating activities	200,274,229

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,367,500,000
Payments on bank borrowings	(1,314,100,000)
Payments on short-term floating rate notes issued	(44,487,000)
Proceeds from shares sold	1,118,863,197
Payments on bank overdraft	(286,707)
Payment on shares redeemed	(1,279,795,683)
Cash distributions paid	(47,133,002)

Net cash used in financing activities	(199,439,195)

Net increase in cash	835,034

Cash, beginning balance	—

Cash, ending balance	$835,034

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $73,769,034.
Cash paid for interest on bank borrowings—$3,592,936.
Cash paid for interest on short-term floating rate notes issued—$16,215,330.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.04	$10.08	$10.16	$9.53	$9.19

Income (loss) from investment operations:
Net investment income	.53 [1]	.51 [1]	.50 [1]	.55 [1]	.59
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.03)	.63	.28

Total from investment operations	(1.64)	.44	.47	1.18	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.48)	(.55)	(.55)	(.53)

Net asset value, end of period	$7.90	$10.04	$10.08	$10.16	$9.53

Total Return, at Net Asset Value[2]	(16.68)%	4.37%	4.78%	12.69%	9.60%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,605,257	$2,129,928	$1,494,775	$780,571	$568,156

Average net assets (in thousands)	$1,807,703	$1,838,511	$1,147,353	$639,474	$567,291

Ratios to average net assets:[3]
Net investment income	6.05%	4.93%	4.97%	5.56%	6.18%
Expenses excluding interest and fees on short-term floating rate notes issued	0.91%	0.79%	0.87%	0.92%	0.92%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	1.64%[5]	1.37%[5]	1.49%	1.32%[5]	1.18%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.

Class B Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.17

Income (loss) from investment operations:
Net investment income	.46 [1]	.42 [1]	.42 [1]	.48 [1]	.52
Net realized and unrealized gain (loss)	(2.17)	(.06)	(.04)	.63	.27

Total from investment operations	(1.71)	.36	.38	1.11	.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.40)	(.47)	(.48)	(.46)

Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.34)%	3.56%	3.87%	11.87%	8.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,642	$54,645	$58,570	$41,867	$47,024

Average net assets (in thousands)	$43,378	$57,919	$50,695	$43,648	$55,864

Ratios to average net assets:[3]
Net investment income	5.21%	4.09%	4.19%	4.83%	5.42%
Expenses excluding interest and fees on short-term floating rate notes issued	1.74%	1.59%	1.68%	1.69%	1.69%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	2.47%[5]	2.17%[5]	2.30%	2.09%[5]	1.95%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.

Class C Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.16

Income (loss) from investment operations:
Net investment income	.47 [1]	.43 [1]	.42 [1]	.47 [1]	.51
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.04)	.64	.29

Total from investment operations	(1.70)	.36	.38	1.11	.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.40)	(.47)	(.48)	(.46)

Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.29)%	3.60%	3.89%	11.87%	8.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$323,411	$416,347	$250,929	$70,807	$27,793

Average net assets (in thousands)	$361,518	$344,756	$159,084	$40,236	$25,810

Ratios to average net assets:[3]
Net investment income	5.30%	4.16%	4.17%	4.70%	5.39%
Expenses excluding interest and fees on short-term floating rate notes issued	1.68%	1.55%	1.62%	1.69%	1.70%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	2.41%[5]	2.13%[5]	2.24%	2.09%[5]	1.96%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions
Purchased securities	$4,765,900
Sold securities	4,805,469
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $405,115,510 as of July 31, 2008, which represents 15.93% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $556,971,478 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $458,163,000 in short-term floating rate notes issued and outstanding at that date.
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rates[2]	Dates	Value
$2,000,000	AK HFC ROLs	9.749%	12/1/33	$1,920,160
2,500,000	AK HFC ROLs[3]	11.540	6/1/32	2,526,150
3,285,000	Athens, GA Area Facilities Corp. COP ROLs	9.589	6/15/37	2,321,247
11,500,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	7.340	6/1/33	6,520,960
5,010,000	Chicago, IL Board of Education ROLs	11.080	12/1/35	5,006,092
4,400,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/26	1,568,248
2,600,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/27	818,038
1,000,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/28	282,900
9,800,000	IA Tobacco Settlement Authority ROLs[3]	13.827	6/1/46	30,478
3,750,000	IL Finance Authority ROLs	8.840	5/15/29	2,950,125
2,625,000	IL Health Facilities Authority ROLs	10.097	8/15/33	2,435,528
2,500,000	IL Metropolitan Pier & Exposition Authority RITES	10.624	12/15/28	2,572,450
5,750,000	Jefferson Parish, LA Finance Authority (Single Family Mtg.) ROLs	10.481	12/1/32	6,296,365
8,965,000	NE Central Plains Gas Energy ROLs[3]	1.920	12/1/26	774,217
33,000,000	NJ Tobacco Settlement Authority ROLs[3]	7.000	6/1/29	17,917,680

1. Significant Accounting Policies Continued

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rates[2]	Dates	Value
$3,145,000	Northwestern Gwinnett County, GA Facilities Corp. COP ROLs	9.53%	6/15/29	$2,719,356
3,750,000	NY Austin Trust Various States Inverse Certificates	13.422	10/1/33	3,866,175
7,260,000	Salt Verde, AZ Financial Corp. ROLs	11.148	12/1/37	2,956,417
5,750,000	Salt Verde, AZ Financial Corp. ROLs[3]	9.409	12/1/37	1,958,335
3,675,000	St. Joseph County, IN Hospital Authority ROLs[3]	2.939	8/15/46	425,014
29,000,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	17.090	12/15/26	21,564,400
15,000,000	VA Tobacco Settlement Authority ROLs[3]	7.000	6/1/47	6,215,250
9,815,000	WA Health Care Facilities Authority ROLs[3]	10.795	7/1/38	3,155,228
2,105,000	West Palm Beach, FL Community Redevel Agency ROLs[3]	10.530	3/1/26	2,007,665

				$98,808,478

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F40 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at approximately $341,028,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $13,322,055, representing 0.68% of the Fund’s net assets, were in default.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.

Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$10,438,975	$—	$118,572,472	$424,252,276

1.	As of July 31, 2008, the Fund had $41,785,993 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforward(s) were as follows:

Expiring
2010	$9,598,553
2016	32,187,440

Total	$41,785,993

2.	As of July 31, 2008, the Fund had $76,786,479 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund utilized $5,610,440 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments
$6,075,517	$6,075,517
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007
Distributions paid from:
Exempt-interest dividends	$121,182,358	$101,287,185
Ordinary income	414,277	208,930

Total	$121,596,635	$101,496,115

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,434,955,558

Gross unrealized appreciation	$17,916,444
Gross unrealized depreciation	(442,168,720)

Net unrealized depreciation	$(424,252,276)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$33,915
Payments Made to Retired Trustees	18,866
Accumulated Liability as of July 31, 2008	182,772

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	102,176,407	$910,757,033	87,690,405	$900,349,653
Dividends and/or distributions reinvested	7,257,780	63,366,022	5,299,379	54,355,692
Redeemed	(118,468,710)	(1,056,635,297)	(29,094,162)	(297,860,378)

Net increase (decrease)	(9,034,523)	$(82,512,242)	63,895,622	$656,844,967

Class B
Sold	1,213,825	$10,635,999	1,167,735	$11,935,473
Dividends and/or distributions reinvested	138,493	1,205,685	126,890	1,297,043
Redeemed	(2,288,281)	(20,202,174)	(1,661,395)	(16,982,965)

Net decrease	(935,963)	$(8,360,490)	(366,770)	$(3,750,449)

Class C
Sold	21,432,514	$190,068,712	21,167,619	$216,538,087
Dividends and/or distributions reinvested	1,060,919	9,197,327	687,740	7,025,377
Redeemed	(23,035,200)	(204,157,432)	(5,196,730)	(52,980,742)

Net increase (decrease)	(541,767)	$(4,891,393)	16,658,629	$170,582,722

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$1,485,187,114	$1,566,810,990

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $889,997 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B and Class C shares were $1,882,026 and $4,703,268, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2008	$529,729	$404,391	$139,173	$137,920
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$87,719,399
Average Daily Interest Rate	4.202%
Fees Paid	$457,066
Interest Paid	$3,592,936
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.

September 16, 2008

APPENDIX A

MUNICIPAL BOND RATINGS DEFINITIONS

A bond rating performs the isolated function of credit risk evaluation. A bond rating does not constitute a recommendation to invest in a bond and does not take into consideration the risk preference of the investor. While many factors go into the investment decision making process, the bond rating is often the single most important factor affecting the interest cost on bonds.

There are three major nationally-recognized rating agencies for municipal bonds: Standard & Poor's Ratings Services (“Standard & Poor's”), Moody's Investors Service, Inc. (“Moody's”) and Fitch Ratings (“Fitch”). Of the three rating agencies, Standard & Poor's and Moody's rate over 80% of all municipal and corporate bonds. Below are summaries of the rating definitions used by Standard & Poor’s, Moody’s and Fitch for municipal securities.

In assigning a rating for general obligation bonds, the rating agencies generally assess, among other things, the following factors: economy, debt structure, financial condition, demographic factors, and management practices of the governing body and administration. The above criteria are also used to analyze revenue bonds and lease obligations although additional credit criteria is considered (e.g., users and user charges for utilities) and the covenants and protections offered by the bond documents are highly important. Rating agencies use mathematical ratios to compare an issuer to others; however, a rating is not a scientific evaluation and subjective evaluation appears to also play a role in the final rating assigned.

Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Municipal Long-Term Rating Definitions

Standard & Poor's Ratings Services (“Standard & Poor's”)

Standard & Poor’s may modify ratings from “AA” to “CCC” by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ are currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ are in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc. (“Moody's”)

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa through Caa.

•	The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category;

•	the modifier 2 indicates a mid- range ranking; and

•	the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Fitch, Inc.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Municipal short-Term Obligation Ratings

Standard & Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than one year, including commercial paper.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s

Moody’s uses three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

Variable Rate Demand Obligations (VRDOs). In the case of VRDOs, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. If either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Fitch, Inc.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

A-4

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4
4)     Group Retirement Plans5
5)     403(b)(7) custodial plan accounts
6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)	Hardship withdrawals, as defined in the plan.[7]

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10
5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6)     To meet the minimum distribution requirements of the Internal Revenue Code.
7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
8)     For loans to participants or beneficiaries.11
9)     On account of the participant's separation from service.12
10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund               Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund     Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

•

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account     Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account     CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account     CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)	as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this SAI refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer AMT-Free Municipals

Internet Website

www.oppenheimerfunds.com

Investment Advisor

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services

P.O. Box 5270

Denver, Colorado 80217

1.800.CALL OPP (225.5677)

Custodian Bank

Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

1234

PX0310.001.1108

OPPENHEIMER AMT-FREE MUNICIPALS

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     Amended and Restated Declaration of Trust dated October 20, 2003: Previously filed with Registrant's Post-Effective Amendment No.48, (9/28/04), and incorporated herein by reference.

(b)     Amended and Restated By-Laws dated as of June 16, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 51, (9/27/06), and incorporated herein by reference.

(c)     (i) Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 44, (11/26/01), and incorporated herein by reference.

     (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 44, (11/26/01), and incorporated herein by reference.

     (iii) Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 44, (11/26/01), and incorporated herein by reference.

(d)     Amended and Restated Investment Advisory Agreement dated January 1, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 49, (9/28/05), and incorporated herein by reference.

(e)     (i) General Distributor's Agreement dated December 10, 1992: Previously filed with Registrant's Post-Effective Amendment No. 30, 3/16/93, refiled with Registrant's Post-Effective Amendment No. 33, (4/28/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

     (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)     (f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

     (ii)Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), (2/20/08), and incorporated herein by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003 as amended July 26, 2007:

Previously filed with Post-Effective Amendment No.1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund (Reg. No. 333-132778), (7/26/07), and incorporated herein by reference.

(ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated May 1, 1987: Previously filed with Registrant's Post-Effective Amendment No. 22, 5/1/87, refiled with Registrant's Post-Effective Amendment No. 33, (4/28/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated October 1, 1976: Previously filed with Post-Effective Amendment No. 40, (9/24/98), and incorporated herein by reference.

(m)     (i) Amended and Restated Service Plan and Agreement for Class A shares dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 51, (9/27/06), and incorporated herein by reference.

     (ii) Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 51, (9/27/06), and incorporated herein by reference.

     (iii) Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated October 26, 2005: Previously filed with Registrant’s Post-Effective Amendment No. 51, (9/27/06), and incorporated herein by reference.

(n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with Post- Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund, (Reg. 333-128848), (11/26/08), and incorporated herein by reference.

(o) (i) Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated August 16, 2007: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Value Fund (Reg. No. 333-144517), 9/10/07, and incorporated herein by reference.

(ii) Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/08, and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Tracey Beck Apostolopoulos, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Erik S. Berg Assistant Vice President	None
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Assistant Secretary of Oppenheimer Acquisition Corp.
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Geoffrey Caan, Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007); formerly HR Manager of Arrow Electronics, Inc. (June 1998 – March 2007).
Dale William Campbell, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Patrick Campbell, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	Formerly (until January 2007) Development Manager at OppenheimerFunds, Inc.
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Lauren Coulston, Assistant Vice President	None
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Julie C. Cusker, Assistant Vice President: Rochester Division	None
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
A. Taylor Edwards, Vice President & Assistant Counsel	None
Venkat Eleswarapu, Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	Formerly Senior Marketing Manager at ETrade (June 2006 – January 2007).
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Barbara Fraser, Vice President & Associate Counsel	Secretary of OFI Trust Company (since December 2007).
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	Formerly (as of January 2007) Help Desk Manager at OppenheimerFunds, Inc.
Seth Gelman, Vice President	None
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Carol Guttzeit, Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucie Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
John Jennings, Vice President	None
Jin Jo, Assistant Vice President	Formerly Audit Manager at Deloitte & Touche LLP (as of August 2007)
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Amee Kantesaria, Assistant Vice President and Assistant Counsel	Formerly Counsel at Massachusetts Mutual Life Insurance Company (May 2005-December 2006).
Rezo Kanovich, Assistant Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Michael Kim, Assistant Vice President	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	Formerly (as of April 2007) Finance Manager at IBM Corp.
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	Formerly Product Manager of OppenheimerFunds, Inc. (as of January 2007).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Laura Leitzinger, Senior Vice President	Senior Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Justin Leverenz, Vice President	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Ian Loughlin, Assistant Vice President	Formerly Financial Analysis Manager at OppenheimerFunds, Inc. (June 2005 – February 2008).
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Angelo G. Manioudakis, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.; Vice President of Oppenheimer Real Asset Management, Inc.
Carolyn Maxson, Assistant Vice President	None
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	Formerly (as of January 2007) Manager at OppenheimerFunds, Inc.
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman, Chief Executive Officer & Director

President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
Richard Nichols, Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Assistant Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kathleen Patton, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
Jeaneen Pisarra, Vice President	None
Nicolas Pisciotti, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008); Senior Project Manager at OppenheimerFunds, Inc. (March 2006 – January 2007).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Eric Richter, Vice President	Vice President of HarbourView Asset Management Corporation.
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Stacy Roth, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Rudi W. Schadt, Vice President	None
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Enrique H. Smith, Vice President	None
Kevin Smith, Vice President	None
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Thomas Swaney, Vice President	Vice President of HarbourView Asset Management Corporation.
Brian C. Szilagyi, Assistant Vice President	None
Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Charles Toomey, Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Rene Vecka, Assistant Vice President: Rochester Division	None
Vincent Vermette, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Deborah Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Melissa Lynn Weiss, Vice President & Senior Counsel	None
Christine Wells, Vice President	None
Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.
Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President & Treasurer

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, President, Chief Investment Officer & Director

Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sara Zervos, Vice President	None
Alex Zhou, Assistant Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

Government Securities Portfolio

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of Tremont Group Holdings, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is Suite 1601, Central Tower, 28 Queen’s Road Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
Tracey Apostolopoulos(1)	Assistant Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi	Vice President	None
Michelle Brennan(2)	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Patrick Campbell(1)	Assistant Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Ronald H. Fielding(3)	Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John E. Forrest(2)	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Richard Fuerman(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Lucio Giliberti 6 Cyndi Court Flemington, NJ 08822	Vice President	None
David Goldberg	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(4)	Vice President	None
Ralph Grant 10 Boathouse Close Mt. Pleasant, SC 29464	Senior Vice President	None
Kahle Greenfield(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Garrett Harbron 8895 Hillsboro Road Valles Mines, MO 63087	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
William E. Hortz(2)	Vice President	None
Edward Hrybenko(2)	Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Saul Mendoza 503 Vincinda Crest Way Tampa FL 33619	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Noah Miller(1)	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Gzim Muja 269 S. Beverly Dr. #807 Beverly Hills, CA 90212	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Patrick Noble	Vice President	None
Chad Noel	Vice President	None
Bradford G. Norford 5095 Lahinch Ct. Westerville, OH 43082	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers	Vice President	None
Nicole Pretzel	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(5)	Vice President	None
Corry Read(2)	Vice President	None
Ruxandra Risko(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacey Roode	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
John Stoma(2)	Senior Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Martin Telles(2)	Senior Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Catherine White(2)	Assistant Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Kurt Wolfgruber(2)	Director	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)555 Theodore Fremd Avenue, Rye, NY 10580

(5)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of November, 2008.

     OPPENHEIMER AMT-FREE MUNICIPALS

     By:     John V. Murphy*

     John V. Murphy, President,
     Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures     Title     Date

Brian F. Wruble*          Chairman of the     November 26, 2008
Brian F. Wruble          Board of Trustees

John V. Murphy*          President, Principal     November 26, 2008
John V. Murphy          Executive Officer and Trustee

Brian W. Wixted*          Treasurer, Principal     November 26, 2008
Brian W. Wixted          Financial & Accounting Officer

David K. Downes*          Trustee     November 26, 2008

David K. Downes

Matthew P. Fink*          Trustee     November 26, 2008

Matthew P.Fink

Robert G. Galli*          Trustee     November 26, 2008
Robert G. Galli

Phillip A. Griffiths*          Trustee     November 26, 2008
Phillip A. Griffiths

Mary F. Miller*          Trustee     November 26, 2008
Mary F. Miller

Joel W. Motley*          Trustee     November 26, 2008
Joel W. Motley

Russell S. Reynolds, Jr.*          Trustee     November 26, 2008

Russell S. Reynolds, Jr.

Mary Ann Tynan, *          Trustee     November 26, 2008

Mary Ann Tynan

Joseph M. Wikler*          Trustee     November 26, 2008

Joseph M. Wikler

Peter I. Wold*          Trustee      November 26, 2008

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer
     Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER AMT-FREE MUNICIPALS

Post-Effective Amendment No. 54

Registration Statement No. 2-57116

EXHIBIT INDEX

Exhibit No.     Description

23(j)     Independent Registered Public Accounting Firm’s Consent